                                                 NEUBERGER BERMAN


         Neuberger Berman
         EQUITY ASSETS -Registered Trademark-
         ----------------------------------------------------------

         Focus Assets             ANNUAL REPORT
         Genesis Assets           AUGUST 31, 1999
         Guardian Assets
         Manhattan Assets
         Partners Assets


         EQUITY SERIES -Registered Trademark-
         ----------------------------------------------------------

         Socially Responsive Assets

TABLE OF CONTENTS


    THE FUNDS

    CHAIRMAN'S LETTER        A-4

    PORTFOLIO COMMENTARY
Focus Assets                 A-5
Genesis Assets               A-8
Guardian Assets             A-11
Manhattan Assets            A-14
Partners Assets             A-17
Socially Responsive Assets  A-20

    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A
      $10,000 INVESTMENT
Focus Assets                 B-1
Genesis Assets               B-3
Guardian Assets              B-5
Manhattan Assets             B-7
Partners Assets              B-9
Socially Responsive Assets  B-11

    FINANCIAL STATEMENTS    B-12

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Assets                B-23
Genesis Assets              B-24
Guardian Assets             B-25
Manhattan Assets            B-26
Partners Assets             B-27
Socially Responsive Assets  B-28

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS    B-31

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY
      HOLDINGS
Focus Portfolio              C-1
Genesis Portfolio            C-3
Guardian Portfolio           C-7
Manhattan Portfolio         C-10
Partners Portfolio          C-13
Socially Responsive
 Portfolio                  C-16

    FINANCIAL STATEMENTS    C-20

    FINANCIAL HIGHLIGHTS
Focus Portfolio             C-35
Genesis Portfolio           C-36
Guardian Portfolio          C-37
Manhattan Portfolio         C-38
Partners Portfolio          C-39
Socially Responsive
 Portfolio                  C-40

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS    C-41

    OTHER INFORMATION
Directory/Officers and
 Trustees                    D-1

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-1999 Neuberger Berman Management Inc.

CHAIRMAN'S LETTER                                                October 1, 1999

Dear Fellow Shareholder,
  In the summer of 1998, the sky appeared to be falling. Southeast Asian economies had collapsed, Russia was imploding, and Latin America seemed to be on the brink of financial disaster. Many investors feared that even the mighty U.S. economy would falter, and they began dumping stocks indiscriminately.
  At Neuberger Berman, we urged patience. We worked hard to assess the potential consequences of overseas economic troubles on our own economy. We came to the conclusion that things were not as bad as they seemed and opined that the drop in the U.S. stocks should be viewed as a long-term buying opportunity. In my letter in last year's Annual Report, I asked the rhetorical question, "Is this the time to abandon equities?" and answered, "We think not." This turned out to be good advice, as stocks rallied through most of fiscal 1999.
  Where do we go from here? Over the near term, we can't predict. A positive outlook for the U.S. and global economy must be tempered by concern that domestic equities valuations are quite high by historical yardsticks. We believe the only predictable thing in the financial markets is that vigorous investment research and disciplined portfolio management can enhance long-term returns.
  Sadly, this will be my last letter to you as Chairman of Neuberger Berman Equity Funds. After thirty-nine years in the investment business, the last twenty-five at Neuberger Berman, I am retiring. Although I will continue to serve as a consultant to the company, I will miss the daily contact with all my colleagues at Neuberger Berman and the opportunity to share my thoughts with you. I leave with pride and confidence, however, that the Neuberger Berman legacy lives on. Your assets remain in the hands of wise and experienced managers.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger Berman Equity Assets

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Focus Assets
  For the six and twelve month periods ending August 31, 1999, the total return for the Focus Assets was 1.00% and 43.15%. During the same period of time the Russell 1000 Value Index was up 6.16% and 30.08%. The S&P 500 advanced 7.29% and 39.82% over the corresponding six and twelve month periods. These results are gratifying because we achieved them during a 12 month period that tested our discipline, our resolve and at times our patience. Ultimately, adhering to our long-held value discipline proved rewarding. (See page B-1 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  It is important to remember that, as its name implies, the Focus portfolio is by design a concentrated portfolio investing at least 90% of net assets in no more than six sectors. Since we believe that truly attractive valuations are unlikely to be evenly distributed throughout the entire market at any given point in time, this focused approach enables us to invest in those few areas where we believe real value resides. We usually do this by investing in industries that we think are temporarily out of favor, and we select what we believe are the best companies in those industries. We believe this creates a meaningful distinction between the Focus portfolio and other value portfolios:
We seek higher quality companies and we look for equities that have historically had a significantly higher earnings growth rate than those found in the average value fund.
  For example, two years ago difficulties in Asia led to the semiconductor and semiconductor equipment industries falling into extreme disfavor. We initiated or added to our positions in what we consider the best companies in those areas:
Applied Materials, KLA-Tencor, Novellus and Texas Instruments. Their substantial appreciation helped the fund considerably this year. Their valuations have recently reached such high levels that we eliminated the first three positions from our portfolio, and pared back Texas Instruments.
  Similarly, a year ago the global financial panic sparked by financial problems in Russia led to an indiscriminate sell-off of all financial stocks.

----------------------------------------------------------------------
          Focus Assets (Cont'd)

We took advantage of this by building up substantial positions in what we consider the best investment bank (Morgan Stanley Dean Witter); the best money center bank (Chase Manhattan); the best credit card company (Capital One Financial); and the best financial services company (CITIGROUP). All of these contributed noticeably to the fund's performance this year, and all remain important positions in the fund.
  It seems that investors' time horizons have grown increasingly short term, which in turn has led to higher levels of market volatility. While this can be disconcerting, it also provides opportunities. Earlier this year, for example, the stock market became pre-occupied, if not obsessed, with the potential impact of modifying the nation's computers to handle the transition from 1999 to 2000. Many investors feared this so-called Y2K problem would require so much spending that a virtual freeze in software spending would occur. As a result, companies that rarely show up as real values began coming across our radar screens. While we recognized that some disruption in typical software spending patterns could occur, many Y2K issues would be addressed shortly after January 1, 2000. Since we were willing to endure the discomfort of some short-term volatility, we made some investments in Oracle, Platinum Technology, BMC Software and Compuware that have performed well.
  As I mentioned at the outset, this has been a year that has tested our discipline and patience. Our basic discipline, buying the best company in an out of favor industry at a discount valuation with above average earnings growth, led both to the successful investments mentioned above, and to two of our most frustrating investments: Countrywide Credit and Furniture Brands.
  Countrywide Credit is the nation's leading mortgage company. While the company's earnings growth rate has been steady and superior over the last five years, the stock has significantly underperformed the market over the last year to the point at which its price-to-earnings ratio is only 25% of the S&P 500's. The conventional wisdom to explain this unusually low valuation is that the company's earnings will be pressured by the recent rise in interest rates. We think this will not be

----------------------------------------------------------------------
          Focus Assets (Cont'd)

the case: Countrywide's earnings have increased in each of the last four quarters, despite a 100 basis point rise in interest rates. We believe our patience will be rewarded; in the meantime it is being tested.
  Furniture Brands is the leading furniture manufacturer in the country. Its earnings growth over the past five years has averaged 34% a year, far superior to the overall market. Similar to Countrywide, Furniture Brands' stock also sold at 25% of the market multiple and its earnings record has been virtually ignored. The management of Furniture Brands is doing all that an investor could ask, and we feel that in time the facts of superior earnings growth will, as is usually the case, overwhelm the market's negative bias.
  Looking forward, we are bothered by how narrow the market has become. A relatively small number of stocks, selling at very high valuations, are performing far better than the majority of stocks. Still, the price-to-earnings ratios of the Focus portfolio's holdings seem very attractive given the prospects of the companies they represent. Adhering to our value discipline required fortitude last year, but our patience was rewarded. We think the rewards will continue to accumulate in the future.

Sincerely,

/s/ Kent Simons

Kent Simons
PORTFOLIO MANAGER

*For index definitions, refer to page A-23, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.
 The composition, industries and holdings of the Portfolio are subject to change.
 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Assets
  For the six and twelve month periods concluding August 31, 1999, Genesis Assets gained 10.78% and 18.75%, respectively, compared to the Russell 2000's 9.91% and 28.36% returns over the same time periods (See page B-3 for comparison of a $10,000 investment and average annual total returns as of August 31,
1999).*
  We are pleased with the fund's solid gains in fiscal 1999 following a very disappointing fiscal 1998. The fund's 12-month returns relative to its Russell 2000 benchmark, however, continue to reflect the large performance gap between small-cap growth and small-cap value stocks. Indeed, for the fiscal year, the Russell 2000 Growth Index gained 43.31% compared to the Russell 2000 Value Index's 14.08% return.
  We don't expect the wide performance gulf between growth and value stocks in the small-cap arena to continue forever. Small-cap value stocks made up some ground relative to small-cap growth stocks from April through July 1999 as investor sentiment, especially in Internet stocks, seemed to turn from greed to fear. We note that the flood of Internet IPOs (Initial Public Offerings) has slowed to a trickle and that the majority of 1999's Internet IPOs are now trading below their initial offering prices. We suspect that once-burned, twice-shy small-cap investors may continue to rotate away from speculative Internet stocks and into more reasonably valued small companies with operating track records and positive cash flow and earnings.
  At this juncture, however, the investing public is still shying away from small-cap value stocks. Corporate acquirers, on the other hand, are bargain hunting, as evidenced by accelerating takeover activity in this market sector. More than a dozen of our holdings were taken over during this fiscal year and we suspect more of our portfolio bargains will become targets in the year ahead. We are also seeing corporate managements aggressively buying their own deeply discounted stocks. The number of small-cap company share repurchase programs is approaching the totals seen following the 1987 market crash. This gives us hope that the investing public will soon become more enthusiastic.

----------------------------------------------------------------------
          Genesis Assets (Cont'd)

  In the Genesis portfolio during fiscal 1999, our energy investments, primarily small oil services companies, posted impressive gains. They were among the portfolio's poorest performers last year, but we added to our positions in the energy sector, believing that as the global economy recovered, oil prices and oil service company profits would rebound strongly. Oil has surged to $23 per barrel, up from around $10 at the 1998 bottom, and we expect oil services company earning to follow suit.
  The portfolio's technology holdings also contributed to returns. On a relative performance basis, our focus on what we believed were reasonably valued technology stocks capable of consistent, if not spectacular, earnings growth worked against us through most of first half fiscal 1999, when the Internet stocks were sizzling. This strategy worked to our advantage in the second half, when the "dot-com" stocks flamed out.
  Portfolio disappointments include financial stocks, most notably small savings and loans institutions, whose earnings were restrained by rising interest rates and the flat yield curve. We believe modestly higher interest rates are already baked into current valuations. Should interest rates stabilize around current levels or drop, the financials could regain momentum. Separately, despite recording decent operating results, our healthcare investments also languished. This group remains under a cloud of uncertainty regarding changes in federal insurance reimbursement programs; it also suffers from a general lack of interest from small-cap investors focused on the hot technology sector. Going forward, if our healthcare positions meet earnings expectations, we believe they will receive a better diagnosis from investors.
  Let us give you an example of a current portfolio holding that demonstrates our value-oriented discipline. Bear in mind this is not a recommendation and we may sell this stock without notice if circumstances change. Methode Electronics has two businesses. The first, auto electronics components, has been a "steady as she goes" growth business benefiting from the secular growth of electronic systems in automobiles. Methode's second business, electronic components that

----------------------------------------------------------------------
          Genesis Assets (Cont'd)
expand the bandwidth of telecommunications companies' networks, is considerably more exciting. The Internet requires faster, higher capacity digital transmission systems, so the demand for greater bandwidth is exploding. Methode already has several leading telecommunications equipment companies on its customer list. Yet, despite a promising start in this fast growth business, at the close of this reporting period, Methode was trading at around 14 times next calendar year's earnings estimates. We believe our 20% annual earnings growth rate projections for Methode could prove conservative if the company's bandwidth enhancing electronics business lives up to its potential. Even if it takes longer to develop, we believe the stock is supported at current levels by its stable auto electronics business.
  In closing, the Genesis portfolio delivered solid returns in fiscal 1999. We stuck with our discipline during a very difficult period for small-cap value stocks. We see excellent value in our portfolio and remain confident these bargains will attract more investor attention in the year ahead.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-23, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATIONS ARE SET FORTH IN THE PROSPECTUS.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Guardian Assets
  For the six and twelve month periods concluding August 31, 1999, the Guardian Assets returned 0.89% and 25.25%, respectively, versus the Russell 1000 Value Index's 6.16% and 30.08% gains over the same time periods. The S&P 500 advanced 7.29% and 39.82% over the corresponding six and twelve month periods (see page B-5 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  Technology was a big story in our portfolio in fiscal 1999. In mid-year 1998, as Wall Street underestimated demand for technology industries, we were able to buy some solid tech companies at very attractive prices. Then, driven by the cyclical recovery in semiconductors and semiconductor capital equipment, and enormous investment in digital communications and Internet infrastructure, technology companies' operating results began coming in well ahead of expectations. Analysts' estimates were revised upward through the year and technology companies kept beating projections. This provided a strong tailwind for tech stocks, and we saw substantial gains in our technology holdings.
  Today, the outlook for technology stocks is somewhat uncertain. Business conditions continue to be strong, but valuations are high and leave little room for disappointing earnings. Y2K issues also add a degree of uncertainty about the future. Although at the end of this reporting period we still have about 15% of assets in technology, we will likely continue to take profits in this sector.
  Our energy investments also delivered strong returns. Oil prices surged and our positions in the major integrated oil companies took off. As demand trends continued to improve, we augmented our positions in the integrated oils with investments in oil services and drilling companies.
  Our communications service holdings also closed fiscal 1999 with strong gains. These stocks have retreated recently due to concern over competitive pricing, particularly in the long distance business. We

----------------------------------------------------------------------
          Guardian Assets (Cont'd)
believe this will prove to be a passing cloud, however, and that our portfolio companies have the scale, brand identity, and global assets to allow them to prosper over the long term.
  We would say the same about our financial company investments -- among the portfolio's more disappointing performers this year. Most of these stocks did well through February, and then began retreating when bond yields trended higher and the Federal Reserve reversed course and started tightening. We believe interest rates will stabilize or perhaps rise modestly above current levels and that financial companies can continue to deliver favorable earnings. We own the stocks of strong franchises in the banking, insurance, credit card, and brokerage/asset management industries. Even if we are wrong about interest rates, we believe these stocks are supported by very attractive valuations relative to long-term business prospects.
  Our capital goods holdings were a drag on performance, particularly our investments in waste management, which fell short of expectations. We thought that consolidation in this fragmented industry would improve margins and earnings. It didn't happen and it's looking like it won't happen in the foreseeable future. Consequently, we have substantially reduced our exposure to this group.
  Wellpoint Health Network is an example of our investment philosophy at work. This is not a recommendation, and if fundamentals deteriorate or the stock runs up out of our value range, we may sell without notice. Formerly named Blue Cross, Blue Shield of California, Wellpoint is now a national managed healthcare company. It has all the things we like: favorable operating characteristics; a strong balance sheet; a history of superior financial returns; terrific management; and an attractive valuation. We think management's strategy of offering a wide variety of plan options to a public which demands choice will pay off. Wellpoint also has very little Medicare business, and therefore is subject to less federal government regulatory risk than its peers. We are

----------------------------------------------------------------------
          Guardian Assets (Cont'd)

projecting 15% average annual earnings growth for the company, and at the end of this reporting period, the stock was trading at just 15 times next year's earnings projections.
  In closing, a few brief comments on the value versus growth issue. Although value investors are generally loath to admit it, there have been legitimate reasons for the superior performance of growth stocks in recent years. Economic trends -- an extended period of modest economic growth and declining interest rates -- have favored growth companies. This may be changing. We are in the midst of a more vigorous economic expansion, which unless choked off by the Fed, appears to have legs. We expect this to lengthen the earnings cycle for cyclical stocks. Also, interest rates are no longer declining. This means growth stock multiples aren't likely to expand, and may contract. Finally, by historical valuation yardsticks, growth is very expensive and value remains attractive. Our conclusion is that value investing should provide more competitive and, perhaps, superior returns in the years ahead.

Sincerely,

/s/ Kevin Risen      /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-23, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.
 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets. Past performance is no guarantee of future results.
 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Manhattan Assets
  For the six and twelve month periods ending August 31, 1999, the Manhattan Assets gained 7.39% and 36.09%, respectively, compared to the Russell Midcap Growth Index's 11.68% and 48.83% returns over the same time periods (see page B-7 for comparison of a $10,000 investment and average annual total returns as of August 31, 1999).*
  Our returns were quite healthy this year, although we did lag our benchmark Russell Midcap Growth Index. We attribute this shortfall to the smaller average capitalization of our portfolio compared to the benchmark's. Early in the year, larger stocks materially outperformed smaller ones. We have adjusted our holdings and the portfolio's weighted average market cap now closely approximates the benchmark index. We also had a few unpleasant surprises -- portfolio companies reported earnings below consensus expectations. The last three months of this reporting period have brought better news, however, and our fund materially outperformed its benchmark in June, July, and August.
  Our new fiscal year is off to a solid start as well. The corporate earnings report season that ended in August brought news that 65% of our portfolio holdings exceeded Wall Street's consensus earnings expectations. These companies' earnings growth, which had been projected at about 36%, came in closer to 50%. We believe this will produce some performance momentum as we head into fiscal 2000.
  In fiscal 1999, our technology investments performed exceptionally well. We took a balanced approach to this sector, allocating assets among software, semiconductor, telecommunications equipment, and Internet companies. As always, we had winners and losers, but on average, we earned excellent returns from each of these tech sectors. Our Internet strategy--favoring companies that provide essential products and services to a wide range of Internet companies, rather than putting all our money on narrowly focused companies that may or may not succeed--served us well, and we believe our strategy will continue to mitigate risk in this volatile group. While our allocation to Internet stocks remained fairly constant throughout the fiscal year, we took profits in stocks whose valuations had soared and redirected that money

----------------------------------------------------------------------
          Manhattan Assets (Cont'd)
to more reasonably priced opportunities. This helped us avoid some of the Internet stocks that collapsed under the weight of excessive valuations in the second half of the year.
  The portfolio's energy holdings also boosted returns. We modestly overweighted energy in expectation that rising natural gas prices would produce very favorable earnings surprises in this out-of-favor group. Indeed, our energy stock earnings came in well above consensus expectations. Our healthcare investments, however, were a mixed bag. The portfolio's biotechnology holdings excelled, but our healthcare services stocks took sick. In some instances, it was a simple case of investor anxiety over prospective changes in federal insurance reimbursement programs. In other cases it was more serious -- disappointing earnings. True to our discipline, we removed companies in the latter situation from our portfolio.
  The performance of our telecommunications services investments, primarily Competitive Local Exchange Carriers (CLECs), disappointed us despite the fact that earnings met expectations. We call situations like these "performance in the warehouse." In other words, the earnings growth and value is effectively sitting on a shelf in the portfolio. We think it is just a matter of time until this inventory gets marked up.
  We continually monitor the Manhattan portfolio's fundamental characteristics to make sure they are in line with our investment parameters. At the close of this reporting period, the portfolio was on target. Based on consensus earnings estimates from First Call, (an independent research firm that compiles and distributes Wall Street earnings estimates), the portfolio has a 3-5 year projected annual earnings growth rate of 29.23% compared to 26.65% for the Russell Midcap Growth Index. Its price/earnings ratio (consensus calendar 2000 earnings estimates) was 33.79 compared to the benchmark's 29.68.
  In closing, it's interesting to note that the Russell Midcap Growth Index handily beat the S&P 500 in fiscal 1999. This was quite a reversal in fortune considering the whipping the mid-cap index took in fiscal 1998. Does this foreshadow another good year for mid-cap growth

----------------------------------------------------------------------
          Manhattan Assets (Cont'd)
stocks versus the large-cap market darlings that have been on top for so long? We don't know. But judging from the declining average capitalization of some of the leading large-cap growth funds, it appears portfolio managers are beginning to move down the capitalization ladder in search of opportunities. We welcome them to the mid-cap arena and hope all their buying power will provide a tailwind for the mid-cap stocks in our portfolio.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-23, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and/or investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Partners Assets
  For the six and twelve month periods concluding August 31, 1999, the Partners Assets returned 4.58% and 25.51%, respectively, versus the Russell 1000 Value Index's 6.16% and 30.08% gains over the same time periods. The S&P 500 advanced 7.29% and 39.82% over the corresponding six and twelve month periods (see page B-9 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  We are pleased to report solid results in fiscal 1999. Growth stocks materially out-performed value stocks again this year, but investors appear to be questioning growth stock valuations and reawakening to opportunities in the value sector. Value stocks in industries such as basic materials, energy, capital goods, and industrial cyclicals performed quite well in the second half, while some of the most popular growth stocks retreated. Although the Internet bubble didn't burst, it lost quite a bit of air. We aren't predicting value will outpace growth in the year ahead, but we believe the race will be much closer.
  Technology stocks made the greatest contribution to our portfolio's returns in fiscal 1999. For those who question the presence of technology stocks in a value portfolio, we point out that our gains came from established companies such as Teradyne, Texas Instruments, Hewlett Packard, and IBM, all of which we bought at below market average multiples. Technology is not incompatible with value when high quality companies are available at discounted valuations.
  Our basic materials investments performed quite well after a dismal fiscal 1998. The global economy is recovering and revenues for basic materials companies are exceeding consensus estimates. We believe earnings should begin reflecting these stronger than anticipated revenue gains. Basic materials companies still have very little pricing flexibility. But this could change if demand continues to increase. We believe our basic materials holdings are good values today, and could become even better ones tomorrow, if some pricing flexibility returns to their markets in the year ahead.

----------------------------------------------------------------------
          Partners Assets (Cont'd)

  Our consumer staples and communications services holdings also boosted our portfolio performance, with strong performers including Anheuser Busch, Nabisco, and MCI WorldCom. Rounding out our list of winners is energy. We bought positions in energy companies because we were confident that as the global economy stabilized, the price of oil would rebound from its low of $10 per barrel in 1998. We were delighted to watch it more than double in 1999, producing excellent gains for our energy holdings.
  Financial stocks were among our biggest portfolio disappointments this year, due in part to the poor performance of our property and casualty insurance holdings. In our opinion, Ace Ltd. and XL Capital Limited are the premier underwriters in the business. To their credit, they have refused to participate in the pricing war that has plagued the industry. But it has cost them revenues and restrained their earnings. We see a light at the end of the tunnel however, largely thanks to the declining bond market. Property and casualty insurers have had huge gains in their bond portfolios in recent years, encouraging them to pursue business at any price. The losses they are likely to sustain as a result of under-priced policies, we believe, will eventually eliminate some of the competition in this business. If we are right, we believe our investments in Ace and XL Capital Limited could be quite rewarding.
  We always provide an example of our investment strategy at work. Please be advised this not a recommendation, and that we may sell our position without notice if circumstances warrant it. CIGNA is in the process of overcoming its identity crisis. It has completed the sale of its property and casualty insurance assets and is now a pure employee benefits company. Its managed healthcare business is doing quite well. CIGNA's price-to-earnings multiple has already expanded from about 12 times earnings (the kind of multiple accorded property casualty insurers) to around 15. That's only about half-way to the level of price-to-earnings multiple currently enjoyed by high quality employee benefits companies. In addition, after a $1 billion share buyback, the company still has $3.5 billion in cash left from the sale of its insurance

----------------------------------------------------------------------
          Partners Assets (Cont'd)
business. We can't be sure what management will do with this money. However, we think additional share repurchases or some other effective strategy to enhance shareholder value is a distinct possibility.
  In closing, we are pleased to have rewarded loyal shareholders with solid returns in fiscal 1999. Although the market continued to favor growth stocks this year, we believe the tide is turning and that value investing will produce more competitive returns in the year ahead. Over the long term, we remain confident that investing in quality companies at opportunistic prices will be an effective way to grow the assets you have entrusted to us.

Sincerely,

/s/ Robert Gendelman      /s/ Michael Kassen      /s/S. Basu Mullick

Robert Gendelman, Michael Kassen, and S. Basu Mullick
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-23, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Assets
  For the six and twelve month periods concluding August 31, 1999, the Socially Responsive Assets gained 9.66% and 36.80%, respectively, compared to the Standard & Poor's 500 Index's 7.29% and 39.82% returns over the same time periods (see page B-11 for comparison of a $10,000 investment and average annual total returns as of August 31, 1999).*
  Value reasserted itself in the second half of fiscal 1999, boosting the performance of our portfolio to levels competitive with the growth-stock dominated S&P 500. Beginning in April, value-oriented sectors including basic materials, energy, capital goods, and industrial and consumer cyclicals rallied strongly from severely depressed levels. Concurrently, high priced growth sectors such as branded consumer goods, pharmaceutical companies, and some of the technology high flyers began to fade.
  Is this the beginning of a true value renaissance or only a temporary change in the growth stock dominance of recent years? Investor behavior is impossible to predict. However, based on historical valuation benchmarks, value stocks are still fundamentally cheap and growth stocks are still rather richly priced. Perhaps more importantly, if the U.S. economy keeps growing at a decent pace and the rest of the world regains some momentum, we expect economically sensitive companies in the value camp to continue to enjoy very favorable earnings comparisons. We are not suggesting growth stock investing won't continue to be rewarding. However, we do anticipate a broader market in which value stocks will provide much more competitive returns.
  We enjoyed generous returns from our technology holdings in fiscal 1999. This was not accomplished by owning market darlings with high price-to-earnings ratios, but rather from our positions in more reasonably priced technology stocks including Unisys, Intel, and Hewlett Packard. Our success in these stocks reaffirms our belief that we can generate attractive returns in the technology sector without sacrificing our value principles. Biotechnology investments Biogen and Alza also performed quite well.

----------------------------------------------------------------------
          Socially Responsive Assets (Cont'd)

  Our energy holdings, most notably, oil service company Cooper Cameron, contributed to portfolio returns, as energy prices rebounded from 1998 lows. Tyco International, a diversified industrial company with a terrific acquisition record, and consumer electronics retailer Circuit City made our Top Ten performance list this year (based on contribution to overall return).
  Our two primary sector disappointments were financial stocks and utilities -- both interest rate sensitive groups that sold off as interest rates trended higher this summer. If rates continue to rise, financial stocks may come under more selling pressure. However, if interest rates stabilize around current levels, we expect financial company earnings to remain relatively strong. With high quality financial companies now trading at just about half the S&P 500's price-to-earnings ratio, we view them as outstanding long term investment bargains. We are less optimistic regarding the prospects for utilities and consequently, have eliminated them from the portfolio.
  As is our custom, we will highlight two socially responsive portfolio companies we believe have excellent investment potential: Valassis Communications and Hewlett Packard. Please be advised these are examples of our investment philosophy at work, not recommendations and we may sell these stocks without notice if circumstances change. Valassis Communications produces the coupons accompanying your Sunday newspaper. It's a niche business with only one major competitor (NewsCorp). We bought Valassis when it was trading at about 12 times earnings and even after an excellent year, it is still trading at 18.5 times next year's estimates -- a discount to the S&P 500's multiple. Named by Fortune Magazine as one of the 100 best places to work, Valassis' commitment to the well being of its employees is clearly demonstrated by the fact the company highlights its progressive workplace policies in its standard presentations to Wall Street analysts. Good company, good investment value, good corporate citizen. That's our trifecta.

Via an upcoming spin-off, Hewlett Packard is separating its measurement instrument division from its computer and imaging businesses. We believe this will help investors focus on HP's strengths, most notably its computer printer business, which boasts a dominant market share. We believe when the spin-off is completed, investors will value the sum of the parts higher than the current price of the whole. Despite excellent performance this year, Hewlett Packard still trades at a modest price-to-earnings discount to the market. In addition, HP is a socially responsive role model for corporate America. It is one of the largest companies led by a woman CEO. In addition to the progressive work-place policies that earned HP's designation as one of the 100 Best Places to Work, the company also gets good corporate citizenship grades for its environmentally friendly product recycling programs.
  In closing, although we are stock-specific investors, we also monitor overall portfolio characteristics to ensure that we are well within the bounds of our value discipline. The analysis at the close of this reporting period reveals that the portfolio's price-to-earnings, price-to-cash flow, and price-to-book value ratios are all below the S&P 500's.

Sincerely,

/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

*For index definitions, refer to page A-23, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the index listed.
 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.
 Past performance is no guarantee of future results.
 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

GLOSSARY OF INDICES

S&P 500 INDEX:                             An unmanaged index generally considered
                                           to be representative of stock market
                                           activity.
RUSSELL 1000-REGISTERED TRADEMARK-INDEX:   Measures the performance of the 1,000
                                           largest companies in the Russell
                                           3000-Registered Trademark- Index (which
                                           measures the performance of the 3,000
                                           largest U.S. companies based on total
                                           market capitalization). The Russell
                                           1000 Index represents approximately 92%
                                           of the total market capitalization of
                                           the Russell 3000 Index.
RUSSELL 1000-REGISTERED TRADEMARK-VALUE    Measures the performance of those
INDEX:                                     Russell 1000 companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK-INDEX:   An unmanaged index consisting of
                                           securities of the 2,000 issuers having
                                           the smallest capitalization in the
                                           Russell 3000-Registered Trademark-
                                           Index, representing approximately 8% of
                                           the Russell 3000 total market
                                           capitalization. The smallest company's
                                           market capitalization is roughly $178
                                           million.
RUSSELL 2000-REGISTERED TRADEMARK-GROWTH   Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with higher
                                           price-to-book ratios and higher
                                           forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK-VALUE    Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.
RUSSELL 3000-REGISTERED TRADEMARK-INDEX:   Measures the performance of the 3,000
                                           largest U.S. companies based on total
                                           market capitalization.
EAFE-REGISTERED TRADEMARK-INDEX:           Also known as the Morgan Stanley
                                           Capital International Europe,
                                           Australasia, Far East Index. An
                                           unmanaged index of over 1,000 foreign
                                           stock prices. The index is translated
                                           into U.S. dollars and includes
                                           reinvestment of all dividends and
                                           capital gain distributions.
RUSSELL MIDCAP-TRADEMARK- INDEX:           Measures the performance of the 800
                                           smallest companies in the Russell
                                           1000-Registered Trademark- Index, that
                                           represents approximately 26% of the
                                           total market capitalization of the
                                           Russell 1000 Index (which in turn,
                                           consists of the 1,000 largest US
                                           companies, based on market
                                           capitalization).
RUSSELL MIDCAP-TRADEMARK- GROWTH INDEX:    An unmanaged index that measures the
                                           performance of those Russell Midcap
                                           Index companies with higher
                                           price-to-book ratios and higher
                                           forecasted growth values.
RUSSELL MIDCAP-TRADEMARK- VALUE INDEX:     An unmanaged index that measures the
                                           performance of those Russell Midcap-
                                           Trademark- Index companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Focus Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                       FOCUS  S&P 500(2)
1 YEAR                               +43.15%     +39.82%
5 YEAR                               +17.39%     +25.11%
10 YEAR                              +14.69%     +17.09%
                                Focus Assets     S&P 500
1989                                 $10,000     $10,000
1990                                  $9,627      $9,488
1991                                 $11,164     $12,048
1992                                 $12,482     $13,004
1993                                 $16,007     $14,980
1994                                 $17,665     $15,806
1995                                 $22,517     $19,192
1996                                 $23,350     $22,780
1997                                 $33,436     $32,057
1998                                 $27,509     $34,647
1999                                 $39,379     $48,444

   The performance information for Neuberger Berman Focus Assets is as of August 31, 1999. Neuberger Berman Focus Assets started operating on
September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Focus Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Management has agreed to bear certain operating expenses of Focus Assets which, in the aggregate, exceed 1.50% per annum of Focus Assets' average daily net assets, until December 31, 2008. Absent such arrangement, the average annual total returns of Focus Assets would have been less. The total returns for the periods prior to Focus Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Focus Assets as compared to those of its Sister Fund.
   Prior to November 1, 1991, the investment policies of the Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Assets' current investment policies. While the Assets' value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Focus Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Genesis Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                       GENESIS  RUSSELL 2000-R- INDEX(2)
1 YEAR                                 +18.75%                   +28.36%
5 YEAR                                 +15.07%                   +12.31%
10 YEAR                                +11.35%                   +10.97%
                                Genesis Assets              Russell 2000
1989                                   $10,000                   $10,000
1990                                    $7,847                    $8,019
1991                                   $10,621                   $10,525
1992                                   $11,163                   $11,294
1993                                   $13,865                   $14,967
1994                                   $14,526                   $15,846
1995                                   $17,386                   $19,146
1996                                   $21,093                   $21,218
1997                                   $30,463                   $27,362
1998                                   $24,678                   $22,055
1999                                   $29,305                   $28,309

   The performance information for Neuberger Berman Genesis Assets is as of August 31, 1999. Neuberger Berman Genesis Assets started operating on April 2, 1997. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Genesis Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before April 2, 1997, is for the Sister Fund. Management has agreed to bear certain operating expenses of Genesis Assets which, in the aggregate, exceed 1.50% per annum of Genesis Assets' average daily net assets, until December 31, 2008. Management previously agreed to waive a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio and indirectly by Genesis Assets. Absent such arrangements, the average annual total returns of Genesis Assets would have been less. The total returns for the periods prior to Genesis Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Genesis Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Genesis Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Guardian Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Guardian  Russell 1000-registered trademark- value(2)  S&P 500(2)
1 Year                                  +25.25%                                      +30.08%     +39.82%
5 Year                                  +12.28%                                      +21.44%     +25.11%
10 Year                                 +12.16%                                      +15.25%     +17.09%
                                Guardian Assets                           Russell 1000 Value     S&P 500
1989                                    $10,000                                      $10,000     $10,000
1990                                     $8,751                                       $8,819      $9,488
1991                                    $11,418                                      $10,897     $12,048
1992                                    $13,004                                      $11,991     $13,004
1993                                    $16,181                                      $15,212     $14,980
1994                                    $17,657                                      $15,647     $15,806
1995                                    $21,905                                      $18,648     $19,192
1996                                    $23,059                                      $21,919     $22,780
1997                                    $31,980                                      $30,585     $32,057
1998                                    $25,154                                      $31,775     $34,647
1999                                    $31,506                                      $41,333     $48,444

   The performance information for Neuberger Berman Guardian Assets is as of August 31, 1999. Neuberger Berman Guardian Assets started operating on
September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Guardian Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Management has agreed to bear certain operating expenses of Guardian Assets which, in the aggregate, exceed 1.50% per annum of Guardian Assets' average daily net assets, until December 31, 2008. Absent such arrangement, the average annual total returns of Guardian Assets would have been less. The total returns for the periods prior to Guardian Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Guardian Assets as compared to those of its Sister Fund.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Guardian Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Manhattan Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                     RUSSELL MIDCAP-TM-
                                       MANHATTAN        GROWTH INDEX(2)  S&P 500(2)
1 YEAR                                   +36.09%                +48.83%     +39.82%
5 YEAR                                   +15.31%                +19.25%     +25.11%
10 YEAR                                  +12.04%                +15.22%     +17.09%
                                Manhattan Assets  Russell Midcap Growth     S&P 500
1989                                     $10,000                $10,000     $10,000
1990                                      $8,754                 $9,009      $9,488
1991                                     $11,044                $12,520     $12,048
1992                                     $11,568                $13,366     $13,004
1993                                     $14,779                $16,228     $14,980
1994                                     $15,295                $17,102     $15,806
1995                                     $19,270                $21,335     $19,192
1996                                     $18,710                $23,857     $22,780
1997                                     $25,829                $31,308     $32,057
1998                                     $22,913                $27,715     $34,647
1999                                     $31,182                $41,250     $48,444

   The performance information for Neuberger Berman Manhattan Assets is as of August 31, 1999. Neuberger Berman Manhattan Assets started operating on September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Manhattan Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Management has agreed to bear certain operating expenses of Manhattan Assets which, in the aggregate, exceed 1.50% per annum of Manhattan Assets' average daily net assets, until December 31, 2008. Absent such arrangement, the average annual total returns of Manhattan Assets would have been less. The total returns for the periods prior to Manhattan Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Manhattan Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Manhattan Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell Midcap Growth Index measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark-Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is an unmanaged index generally considered to be representative of overall stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Partners Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Partners  Russell 1000-R-Value(2)  S&P 500(2)
1 Year                                  +25.51%                  +30.08%     +39.82%
5 Year                                  +17.81%                  +21.44%     +25.11%
10 Year                                 +13.86%                  +15.25%     +17.09%
                                Partners Assets       Russell 1000 Value     S&P 500
1989                                    $10,000                  $10,000     $10,000
1990                                     $9,318                   $8,819      $9,488
1991                                    $10,998                  $10,897     $12,048
1992                                    $11,933                  $11,991     $13,004
1993                                    $15,291                  $15,212     $14,980
1994                                    $16,141                  $15,647     $15,806
1995                                    $19,616                  $18,648     $19,192
1996                                    $22,338                  $21,919     $22,780
1997                                    $32,672                  $30,585     $32,057
1998                                    $29,180                  $31,775     $34,647
1999                                    $36,626                  $41,333     $48,444

   The performance information for Neuberger Berman Partners Assets is as of August 31, 1999. Neuberger Berman Partners Assets started operating on
August 19, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Partners Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before August 19, 1996, is for the Sister Fund. Management has agreed to bear certain operating expenses of Partners Assets which, in the aggregate, exceed 1.50% per annum of Partners Assets' average daily net assets, until December 31, 2008. Absent such arrangement, the average annual total returns of Partners Assets would have been less. The total returns for the periods prior to Partners Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Partners Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Partners Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Socially Responsive Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                SOCIALLY RESPONSIVE ASSETS  S&P 500(2)
1 YEAR                                             +36.80%     +39.82%
5 YEAR                                             +19.16%     +25.11%
LIFE OF FUND                                       +17.55%     +23.39%
                                Socially Responsive Assets     S&P 500
3/16/94                                            $10,000     $10,000
8/31/94                                            $10,070     $10,279
1995                                               $11,865     $12,481
1996                                               $14,261     $14,814
1997                                               $18,818     $20,848
1998                                               $17,686     $22,533
1999                                               $24,194     $31,505

   The performance information for Neuberger Berman Socially Responsive Assets is as of August 31, 1999. Neuberger Berman Socially Responsive Assets started operating on June 9, 1999. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Socially Responsive Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before June 9, 1999, is for the Sister Fund. Management has agreed to bear certain operating expenses of Socially Responsive Assets which, in the aggregate, exceed 1.50% per annum of Socially Responsive Assets' average daily net assets, until December 31, 2001. Absent such arrangement, the average annual total returns of Socially Responsive Assets would have been less. The total returns for the periods prior to Socially Responsive Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Socially Responsive Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Socially Responsive Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------


                                                             EQUITY ASSETS
                                                    -------------------------------
                                                        FOCUS           GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)               ASSETS           ASSETS
                                                    -------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $       1,888    $      81,781
      Deferred organization costs (Note A)                     24               31
      Receivable for Trust shares sold                          3              156
      Receivable from administrator -- net
        (Note B)                                                5               --
                                                    -------------------------------
                                                            1,920           81,968
                                                    -------------------------------
LIABILITIES
      Payable for Trust shares redeemed                        --               86
      Payable to administrator -- net (Note B)                 --               25
      Accrued expenses                                         21               52
                                                    -------------------------------
                                                               21              163
                                                    -------------------------------
NET ASSETS at value                                 $       1,899    $      81,805
                                                    -------------------------------

NET ASSETS consist of:
      Par value                                     $          --    $           6
      Paid-in capital in excess of par value                1,362           80,941
      Accumulated undistributed net investment
        income                                                 --               19
      Accumulated net realized gains (losses) on
        investment                                            195           (1,608)
      Net unrealized appreciation (depreciation)
        in value of investment                                342            2,447
                                                    -------------------------------
NET ASSETS at value                                 $       1,899    $      81,805
                                                    -------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                           117            6,473
                                                    -------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $16.18           $12.64
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1999
----------------------------------------------------------------------

                                                                                                       EQUITY SERIES
                                                                     EQUITY ASSETS                     --------------
                                                    ------------------------------------------------     SOCIALLY
                                                      GUARDIAN         MANHATTAN        PARTNERS        RESPONSIVE
                                                       ASSETS           ASSETS           ASSETS           ASSETS
                                                    -----------------------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      24,856    $       1,717    $      62,399    $         117
      Deferred organization costs (Note A)                     23               23               23               --
      Receivable for Trust shares sold                         12               --               71               --
      Receivable from administrator -- net
        (Note B)                                               --                3               --               14
                                                    -----------------------------------------------------------------
                                                           24,891            1,743           62,493              131
                                                    -----------------------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                        --               --               --               --
      Payable to administrator -- net (Note B)                 35               --               35               --
      Accrued expenses                                         27               26               26               22
                                                    -----------------------------------------------------------------
                                                               62               26               61               22
                                                    -----------------------------------------------------------------
NET ASSETS at value                                 $      24,829    $       1,717    $      62,432    $         109
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
      Par value                                     $           2    $          --    $           4    $          --
      Paid-in capital in excess of par value               23,900            1,653           55,230              111
      Accumulated undistributed net investment
        income                                                  6               --                9               --
      Accumulated net realized gains (losses) on
        investment                                            225               (7)           3,288               (1)
      Net unrealized appreciation (depreciation)
        in value of investment                                696               71            3,901               (1)
                                                    -----------------------------------------------------------------
NET ASSETS at value                                 $      24,829    $       1,717    $      62,432    $         109
                                                    -----------------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         1,834              118            3,967               11
                                                    -----------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $13.54           $14.54           $15.74            $9.85
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------

                                                           EQUITY ASSETS
                                                    ---------------------------

                                                       FOCUS         GENESIS
                                                       ASSETS         ASSETS
                                                      For the        For the
                                                        Year           Year
                                                       Ended          Ended
                                                     August 31,     August 31,
(000'S OMITTED)                                        1999           1999
                                                    ---------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $        14    $       956
                                                    ---------------------------
    Expenses:
      Administration fee (Note B)                             6            230
      Amortization of deferred organization and
        initial offering expenses (Note A)                   12             12
      Auditing fees                                           5              5
      Custodian fees                                         10             10
      Distribution fees (Note B)                              3            141
      Legal fees                                             10             11
      Registration and filing fees                           23             41
      Shareholder reports                                    14             36
      Shareholder servicing agent fees                       17             17
      Trustees' fees and expenses                            --              1
      Miscellaneous                                           1              2
      Expenses from corresponding Portfolio
        (Notes A & B)                                         8            430
                                                    ---------------------------
        Total expenses                                      109            936
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                (86)           (73)
                                                    ---------------------------
        Total net expenses                                   23            863
                                                    ---------------------------
        Net investment income (loss)                         (9)            93
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                            216         (1,746)
    Net realized gain on option contracts                    --             --
    Net realized gain on financial futures
      contracts                                              --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts                                             435          8,646
                                                    ---------------------------
        Net gain (loss) on investments from
          corresponding Portfolio (Note A)                  651          6,900
                                                    ---------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $       642    $     6,993
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                     EQUITY ASSETS                     EQUITY SERIES
                                                    ------------------------------------------------   --------------

                                                                                                          SOCIALLY
                                                                                                         RESPONSIVE
                                                                                                           ASSETS
                                                       GUARDIAN        MANHATTAN         PARTNERS         For the
                                                        ASSETS           ASSETS           ASSETS        Period from
                                                                                                        June 9, 1999
                                                       For the          For the          For the       (Commencement
                                                         Year             Year             Year        of Operations)
                                                        Ended            Ended            Ended              to
                                                      August 31,       August 31,       August 31,       August 31,
                                                        1999             1999             1999             1999
                                                    -----------------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $         365    $           3    $       1,042    $          --
                                                    -----------------------------------------------------------------
    Expenses:
      Administration fee (Note B)                              95                2              243               --
      Amortization of deferred organization and
        initial offering expenses (Note A)                     12               12               12               --
      Auditing fees                                             5                7                5                4
      Custodian fees                                           10               10               10                2
      Distribution fees (Note B)                               60                1              151               --
      Legal fees                                               11               10               10               55
      Registration and filing fees                             29               22               36               46
      Shareholder reports                                      22               19               21               20
      Shareholder servicing agent fees                         16               17               17               --
      Trustees' fees and expenses                              --               --                1               --
      Miscellaneous                                             2                1                2               --
      Expenses from corresponding Portfolio
        (Notes A & B)                                         110                3              285               --
                                                    -----------------------------------------------------------------
        Total expenses                                        372              104              793              127
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                  (13)             (96)              --             (127)
                                                    -----------------------------------------------------------------
        Total net expenses                                    359                8              793               --
                                                    -----------------------------------------------------------------
        Net investment income (loss)                            6               (5)             249               --
                                                    -----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                             (685)             (16)           3,694               (1)
    Net realized gain on option contracts                      32               --               --               --
    Net realized gain on financial futures
      contracts                                               489               --               --               --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts                                             4,816               99            8,416               (1)
                                                    -----------------------------------------------------------------
        Net gain (loss) on investments from
          corresponding Portfolio (Note A)                  4,652               83           12,110               (2)
                                                    -----------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $       4,658    $          78    $      12,359    $          (2)
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------

                                                                  EQUITY ASSETS

                                                      FOCUS                          GENESIS
                                                     ASSETS                          ASSETS
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1999            1998            1999            1998
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $         (9)   $         (1)   $         93    $         49
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                           216             (13)         (1,746)           (133)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                           435            (132)          8,646          (6,253)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations             642            (146)          6,993          (6,337)
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           --              --            (113)             --
    Net realized gain on investments                (1)             (6)             --              (3)
                                          -------------------------------------------------------------
    Total distributions to shareholders             (1)             (6)           (113)             (3)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund
      (Note A)                                      --              --              --              --
    Proceeds from shares sold to the
      public                                     2,252             551          69,021          33,602
    Proceeds from reinvestment of
      dividends and distributions                    1               6              58               3
    Payments for shares redeemed                (1,471)            (72)        (18,620)         (3,529)
                                          -------------------------------------------------------------
    Net increase from Trust share
      transactions                                 782             485          50,459          30,076
                                          -------------------------------------------------------------
NET INCREASE IN NET ASSETS                       1,423             333          57,339          23,736
NET ASSETS:
    Beginning of year                              476             143          24,466             730
                                          -------------------------------------------------------------
    End of year                           $      1,899    $        476    $     81,805    $     24,466
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $         --    $         --    $         19    $         48
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                             --              --              --              --
    Sold to the public                             176              37           5,696           2,503
    Issued on reinvestment of dividends
      and distributions                             --              --               5              --
    Redeemed                                      (101)             (5)         (1,521)           (265)
                                          -------------------------------------------------------------
    Net increase in shares outstanding              75              32           4,180           2,238
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                              EQUITY ASSETS

                                                   GUARDIAN                     MANHATTAN                      PARTNERS
                                                    ASSETS                        ASSETS                        ASSETS
                                                     Year                          Year                          Year
                                                    Ended                         Ended                         Ended
                                                  August 31,                    August 31,                    August 31,
                                             1999           1998           1999           1998           1999           1998
                                         ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)         $          6   $        (27)  $         (5)  $         (2)  $        249   $         24
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                         (164)          (322)           (16)             2          3,694           (705)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                        4,816         (4,845)            99            (46)         8,416         (4,836)
                                         ----------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          4,658         (5,194)            78            (46)        12,359         (5,517)
                                         ----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          --             --             --             --           (257)            (8)
    Net realized gain on investments               --           (133)            (1)           (23)            --           (250)
                                         ----------------------------------------------------------------------------------------
    Total distributions to shareholders            --           (133)            (1)           (23)          (257)          (258)
                                         ----------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund
      (Note A)                                     --             --             --             --             --             --
    Proceeds from shares sold to the
      public                                    5,961         14,285          1,649            143         41,194         31,554
    Proceeds from reinvestment of
      dividends and distributions                  --            134              1             23            238            258
    Payments for shares redeemed               (3,339)          (850)          (218)           (28)       (20,381)        (2,577)
                                         ----------------------------------------------------------------------------------------
    Net increase from Trust share
      transactions                              2,622         13,569          1,432            138         21,051         29,235
                                         ----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                      7,280          8,242          1,509             69         33,153         23,460
NET ASSETS:
    Beginning of year                          17,549          9,307            208            139         29,279          5,819
                                         ----------------------------------------------------------------------------------------
    End of year                          $     24,829   $     17,549   $      1,717   $        208   $     62,432   $     29,279
                                         ----------------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year   $          6   $         --   $         --   $         --   $          9   $         17
                                         ----------------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                            --             --             --             --             --             --
    Sold to the public                            452          1,004            114              9          2,928          2,072
    Issued on reinvestment of dividends
      and distributions                            --             10             --              2             15             18
    Redeemed                                     (241)           (61)           (15)            (2)        (1,301)          (169)
                                         ----------------------------------------------------------------------------------------
    Net increase in shares outstanding            211            953             99              9          1,642          1,921
                                         ----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger Berman
----------------------------------------------------------------------

                                          EQUITY SERIES
                                            SOCIALLY
                                           RESPONSIVE
                                             ASSETS
                                           Period from
                                          June 9, 1999
                                          (Commencement
                                               of
                                           Operations)
                                               to
                                           August 31,
(000'S OMITTED)                               1999
                                          -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $         --
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                            (1)
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                            (1)
                                          -------------
    Net increase (decrease) in net
      assets resulting from operations              (2)
                                          -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           --
    Net realized gain on investments                --
                                          -------------
    Total distributions to shareholders             --
                                          -------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold in initial
      capitalization of the Fund
      (Note A)                                     100
    Proceeds from shares sold to the
      public                                        11
    Proceeds from reinvestment of
      dividends and distributions                   --
    Payments for shares redeemed                    --
                                          -------------
    Net increase from Trust share
      transactions                                 111
                                          -------------
NET INCREASE IN NET ASSETS                         109
NET ASSETS:
    Beginning of year                               --
                                          -------------
    End of year                           $        109
                                          -------------
    Accumulated undistributed net
      investment income at end of year    $         --
                                          -------------
NUMBER OF TRUST SHARES:
    Sold in initial capitalization of
      the Fund (Note A)                             10
    Sold to the public                               1
    Issued on reinvestment of dividends
      and distributions                             --
    Redeemed                                        --
                                          -------------
    Net increase in shares outstanding              11
                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Assets and Equity Series

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Assets ("Focus" ), Neuberger Berman Genesis Assets ("Genesis"), Neuberger Berman Guardian Assets ("Guardian"), Neuberger Berman Manhattan Assets ("Manhattan"), and Neuberger Berman Partners Assets ("Partners") are separate operating series of Neuberger Berman Equity Assets ("Equity Assets"), a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. Neuberger Berman Socially Responsive Assets ("Socially Responsive") is a separate operating series of Neuberger Berman Equity Series ("Equity Series"), a Delaware business trust organized pursuant to a Trust Instrument dated September 22, 1998. These six aforementioned series are collectively referred to as the "Funds." Equity Assets and Equity Series (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and their shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Socially Responsive had no operations until June 9, 1999, other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act and registration of its shares under the 1933 Act, and the sale and issuance of 10,000 shares to Neuberger Berman Management Inc. ("Management") on December 24, 1998. The trustees of the Trusts may establish additional series or classes of shares without the approval of shareholders.
      The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (0.13%, 4.67%, 0.53%, 0.28%, 1.66%, and 0.03%, for Focus,
   Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively, at August 31, 1999). 63.74% of Neuberger Berman Socially Responsive Portfolio is held by another regulated investment company, which has decided to redeem its interest in the Portfolio subsequent to August 31, 1999. Management is endeavoring to carry out this transaction in a way that would minimize the effect on the Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of Focus, Genesis, Guardian, Manhattan, and Partners to continue to and the intention of Socially Responsive to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($25,405 and $240 expiring in 2007 for Genesis and Socially Responsive, respectively, determined as of August 31, 1999), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by Focus, Genesis, Guardian, Manhattan, and Partners in connection with their organization are being amortized by such Fund on a straight-line basis over a five-year period. At August 31, 1999, the unamortized balance of such expenses amounted to $23,502, $31,458, $23,501, $23,446, and $22,658, for Focus, Genesis,
   Guardian, Manhattan, and Partners, respectively.

6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trusts with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.40% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The trustees of the Trusts have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provides that, as compensation for administrative and other services provided to the Funds, Management's activities and expenses related to the sale and distribution of Fund shares, and ongoing services provided to investors in the Funds, Management receives from each Fund a fee at the annual rate of 0.25% of that Fund's average daily net assets. Management pays this amount to institutions that distribute Fund shares and provide services to the Funds and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each Fund during any year may be more or less than the cost of distribution and other services provided to that Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trusts' Plan complies with those rules.
   Management has undertaken to reimburse Focus, Genesis, Guardian, Manhattan, and Partners until December 31, 2008, and Socially Responsive until December 31, 2001, for their operating expenses plus their pro rata portion of their corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of each Fund's average daily net assets (each an "Expense Limitation"). For the year ended August 31, 1999, such excess expenses amounted to $85,679, $73,117, $13,221, $96,084, and $127,061, for Focus, Genesis,
Guardian, Manhattan, and Socially Responsive, respectively. For the year ended August 31, 1999, there was no reimbursement of expenses by Management to Partners. Socially Responsive has agreed to repay Management through December 31, 2004, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. For the period ended August 31, 1999, Socially Responsive has not reimbursed Management.
   Since inception of Socially Responsive, Management has voluntarily undertaken to pay certain expenses of the Fund as an advance. These expenses will be repaid by the Fund to Management in the future.
   As of August 31, 1999, all of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each Fund, but receives fees under the Plan, as described above.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan had agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $1.13 and $2.26, $21.83 and $146.55, $11.00 and $7.48, $0.82 and $3.80, $43.59 and $33.13, and $.01 and $.00, for Focus,
Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1999, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                             ADDITIONS    REDUCTIONS
-------------------------------------------------------------------------------------
FOCUS                                                       $ 2,202,000   $ 1,457,000

GENESIS                                                      52,720,000     2,734,000

GUARDIAN                                                      5,601,000     3,199,000

MANHATTAN                                                     1,613,000       204,000

PARTNERS                                                     35,025,000    14,589,000

SOCIALLY RESPONSIVE                                             119,000         1,000

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                    Period from
                                                                                              September 4, 1996(2) to
                                                                Year Ended August 31,               August 31,
                                                                1999             1998                  1997
                                                              -------------------------------------------------------
Net Asset Value, Beginning of Year                             $11.31           $14.34                 $10.00
                                                              -------------------------------------------------------
Income From Investment Operations
    Net Investment Loss                                          (.08)            (.03)                  (.05)
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                 4.96            (2.42)                  4.39
                                                              -------------------------------------------------------
      Total From Investment Operations                           4.88            (2.45)                  4.34
                                                              -------------------------------------------------------
Less Distributions
    Distributions (from net capital gains)                       (.01)            (.58)                    --
                                                              -------------------------------------------------------
Net Asset Value, End of Year                                   $16.18           $11.31                 $14.34
                                                              -------------------------------------------------------
Total Return(3)                                                +43.15%          -17.73%                +43.40%(4)
                                                              -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                      $  1.9           $  0.5                 $  0.1
                                                              -------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)             1.50%            1.50%                  1.50%(6)
                                                              -------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)               1.50%            1.50%                  1.50%(6)
                                                              -------------------------------------------------------
    Ratio of Net Investment Loss to Average Net Assets           (.58%)           (.36%)                 (.43%)(6)
                                                              -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                  Period from
                                                                                              April 2, 1997(2) to
                                                                Year Ended August 31,             August 31,
                                                                1999             1998                1997
                                                              ---------------------------------------------------
Net Asset Value, Beginning of Year                             $10.67           $13.21              $10.00
                                                              ---------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                                  .01              .02                (.01)
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                 1.99            (2.52)               3.22
                                                              ---------------------------------------------------
      Total From Investment Operations                           2.00            (2.50)               3.21
                                                              ---------------------------------------------------
Less Distributions
    Dividends (from net investment income)                       (.03)              --                  --
    Distributions (from net capital gains)                         --             (.04)                 --
                                                              ---------------------------------------------------
      Total Distributions                                        (.03)            (.04)                 --
                                                              ---------------------------------------------------
Net Asset Value, End of Year                                   $12.64           $10.67              $13.21
                                                              ---------------------------------------------------
Total Return(3)                                                +18.75%          -18.99%             +32.10%(4)
                                                              ---------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                      $ 81.8           $ 24.5              $  0.7
                                                              ---------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)             1.50%            1.50%               1.50%(6)
                                                              ---------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)               1.50%            1.50%               1.50%(6)
                                                              ---------------------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                       .16%             .60%               (.36%)(6)
                                                              ---------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                    Period from
                                                                                              September 4, 1996(2) to
                                                                Year Ended August 31,               August 31,
                                                                1999             1998                  1997
                                                              -------------------------------------------------------
Net Asset Value, Beginning of Year                             $10.81           $13.88                 $10.00
                                                              -------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                                   --             (.02)                   .01
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                 2.73            (2.92)                  3.88
                                                              -------------------------------------------------------
      Total From Investment Operations                           2.73            (2.94)                  3.89
                                                              -------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                         --               --                   (.01)
    Distributions (from net capital gains)                         --             (.13)                    --
                                                              -------------------------------------------------------
      Total Distributions                                          --             (.13)                  (.01)
                                                              -------------------------------------------------------
Net Asset Value, End of Year                                   $13.54           $10.81                 $13.88
                                                              -------------------------------------------------------
Total Return(3)                                                +25.25%          -21.34%                +38.92%(4)
                                                              -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                      $ 24.8           $ 17.5                 $  9.3
                                                              -------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)             1.50%            1.50%                  1.50%(6)
                                                              -------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)               1.50%            1.50%                  1.50%(6)
                                                              -------------------------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                       .03%            (.16%)                 (.12%)(6)
                                                              -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                    Period from
                                                                                              September 4, 1996(2) to
                                                                Year Ended August 31,               August 31,
                                                                1999             1998                  1997
                                                              -------------------------------------------------------
Net Asset Value, Beginning of Year                             $10.76           $13.75                 $10.00
                                                              -------------------------------------------------------
Income From Investment Operations
    Net Investment Loss                                          (.04)            (.11)                  (.08)
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                 3.92            (1.22)                  3.94
                                                              -------------------------------------------------------
      Total From Investment Operations                           3.88            (1.33)                  3.86
                                                              -------------------------------------------------------
Less Distributions
    Distributions (from net capital gains)                       (.10)           (1.66)                  (.11)
                                                              -------------------------------------------------------
Net Asset Value, End of Year                                   $14.54           $10.76                 $13.75
                                                              -------------------------------------------------------
Total Return(3)                                                +36.09%          -11.29%                +38.86%(4)
                                                              -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                      $  1.7           $  0.2                 $  0.1
                                                              -------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)             1.50%            1.50%                  1.50%(6)
                                                              -------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)               1.50%            1.50%                  1.50%(6)
                                                              -------------------------------------------------------
    Ratio of Net Investment Loss to Average Net Assets          (1.00%)           (.98%)                 (.70%)(6)
                                                              -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Assets(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                                 Period from
                                                                                                            August 19, 1996(2) to
                                                                     Year Ended August 31,                       August 31,
                                                             1999             1998             1997                 1996
                                                           ----------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $12.59           $14.42           $ 9.91                $10.00
                                                           ----------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                      .06              .01              .01                    --
    Net Gains or Losses on Securities (both realized and
     unrealized)                                              3.15            (1.51)            4.56                  (.09)
                                                           ----------------------------------------------------------------------
      Total From Investment Operations                        3.21            (1.50)            4.57                  (.09)
                                                           ----------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                    (.06)            (.01)            (.01)                   --
    Distributions (from net capital gains)                      --             (.32)            (.05)                   --
                                                           ----------------------------------------------------------------------
      Total Distributions                                     (.06)            (.33)            (.06)                   --
                                                           ----------------------------------------------------------------------
Net Asset Value, End of Year                                $15.74           $12.59           $14.42                $ 9.91
                                                           ----------------------------------------------------------------------
Total Return(3)                                             +25.51%          -10.69%          +46.26%                -0.90%(4)
                                                           ----------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                   $ 62.4           $ 29.3           $  5.8                $  0.1
                                                           ----------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(5)          1.31%            1.50%            1.50%                 1.50%(6)
                                                           ----------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets               1.31%            1.50%(7)         1.50%(7)              1.50%(6)(7)
                                                           ----------------------------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets       .41%             .12%             .08%                 2.38%(6)
                                                           ----------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Assets(1)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                            Period from
                                                                         June 9, 1999(2) to
                                                                             August 31,
                                                                                1999
                                                                         ------------------
Net Asset Value, Beginning of Period                                           $10.00
                                                                         ------------------
Income From Investment Operations
    Net Investment Loss                                                          (.01)
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                                 (.14)
                                                                         ------------------
      Total From Investment Operations                                           (.15)
                                                                         ------------------
Net Asset Value, End of Period                                                 $ 9.85
                                                                         ------------------
Total Return(3)(4)                                                              -1.50%
                                                                         ------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                                    $  0.1
                                                                         ------------------
    Ratio of Gross Expenses to Average Net Assets(5)(6)                          1.50%
                                                                         ------------------
    Ratio of Net Expenses to Average Net Assets(6)(7)                            1.50%
                                                                         ------------------
    Ratio of Net Investment Loss to Average Net Assets(6)                        (.56%)
                                                                         ------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Assets and Equity Series
1) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                            Period from
                                                                       September 4, 1996 to
                                         Year Ended August 31,              August 31,
FOCUS                                   1999               1998                1997
--------------------------------------------------------------------------------------------
Net Expenses                           7.08%              28.01%              76.74%
                                      ------------------------------------------------------

                                                                            Period from
                                                                       September 4, 1996 to
                                         Year Ended August 31,              August 31,
GUARDIAN                                1999               1998                1997
--------------------------------------------------------------------------------------------
Net Expenses                           1.56%              1.63%                5.65%
                                      ------------------------------------------------------

                                                                           Period from
                                                                      September 4, 1996 to
                                        Year Ended August 31,              August 31,
MANHATTAN                              1999               1998                1997
-------------------------------------------------------------------------------------------
Net Expenses                          19.99%             42.53%              77.83%
                                     ------------------------------------------------------

                                                                           Period from
                                                                       August 19, 1996 to
                                        Year Ended August 31,              August 31,
PARTNERS                               1998               1997                1996
-------------------------------------------------------------------------------------------
Net Expenses                           1.56%              8.74%            11,685.89%
                                     ------------------------------------------------------

                                                                        Period from
                                                                      June 9, 1999 to
                                                                         August 31,
SOCIALLY RESPONSIVE                                                         1999
------------------------------------------------------------------------------------------
Net Expenses                                                              507.01%
                                                                  ------------------------

   After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements and/or the waiver of a portion of the management fee by the investment manager as described in Note B of Notes to Financial Statements of Neuberger Berman Genesis Portfolio. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                           Period from
                                                                        April 2, 1997 to
                                        Year Ended August 31,              August 31,
GENESIS                                1999               1998                1997
-------------------------------------------------------------------------------------------
Net Expenses                           1.63%              2.40%              25.91%
                                     ------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Boards of Trustees of Neuberger Berman Equity Assets and
Neuberger Berman Equity Series and Shareholders of
Neuberger Berman Manhattan Assets and
Neuberger Berman Socially Responsive Assets

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman Manhattan Assets and Neuberger Berman Socially Responsive Assets (collectively, the "Funds") at August 31, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 1999

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger Berman Equity Assets and
Shareholders of:
Neuberger Berman Focus Assets
Neuberger Berman Genesis Assets
Neuberger Berman Guardian Assets and
Neuberger Berman Partners Assets

   We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Focus Assets, Neuberger Berman Genesis Assets, Neuberger Berman Guardian Assets, and Neuberger Berman Partners Assets, four of the series constituting the Neuberger Berman Equity Assets (the "Trust"), as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of the Neuberger Berman Equity Assets at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                     [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 1, 1999

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                  9.1%
 2.  Chase Manhattan                                 7.3%
 3.  Capital One Financial                           6.8%
 4.  Morgan Stanley Dean Witter                      5.7%
 5.  Compuware Corp.                                 5.1%
 6.  Countrywide Credit Industries                   4.9%
 7.  Wellpoint Health Networks                       4.9%
 8.  BankBoston Corp.                                3.3%
 9.  Rational Software                               3.1%
10.  Atmel Corp.                                     3.1%

                                                 Market
Number                                          Value(1)
of                                               (000's
Shares                                          omitted)
---                                            ----------
COMMON STOCKS (96.6%)
AUTOMOTIVE (3.0%)
   705,000  General Motors                   $   46,618
                                             ----------
FINANCIAL SERVICES (47.1%)
   833,000  Bank One                             33,424
 1,090,000  BankBoston Corp.                     50,617
 2,767,500  Capital One Financial               104,473
 1,355,000  Chase Manhattan                     113,397
 3,183,375  Citigroup Inc.                      141,461
 2,381,000  Countrywide Credit Industries        76,490
   560,000  Hartford Financial Services Group      25,445
 1,025,000  Morgan Stanley Dean Witter           87,958
   568,700  Nationwide Financial Services        20,758
   390,000  Providian Financial                  30,274
 1,243,000  Travelers Property Casualty          44,126
                                             ----------
                                                728,423
                                             ----------
HEALTH CARE (6.4%)
 1,865,990  Foundation Health Systems        $   23,791(2)
 1,040,000  Wellpoint Health Networks            75,790(2)
                                             ----------
                                                 99,581
                                             ----------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
RETAIL (10.8%)
 1,800,000  Furniture Brands International       36,113(2)
 1,638,400  Jones Apparel Group                  42,496(2)
 1,048,700  Kmart Corp.                          13,174(2)
   345,000  Payless ShoeSource                   17,207(2)
   995,000  Promus Hotel                         28,917(2)
 1,525,000  Sterling Commerce                    29,166(2)
                                             ----------
                                                167,073
                                             ----------
TECHNOLOGY (29.3%)
 1,380,000  3Com Corp.                           34,241(2)
 1,200,000  Atmel Corp.                          47,175(2)
   504,000  Autodesk, Inc.                       11,592
   657,000  BMC Software                         35,355(2)
 1,185,000  Compaq Computer                      27,477(3)
 2,594,800  Compuware Corp.                      78,331(2)
   175,000  Lattice Semiconductor                10,784(2)
   605,000  Microchip Technology                 33,124(2)
 1,150,000  Oracle Corp.                         41,975(2)
 1,302,500  Photronics, Inc.                     31,097(2)(4)
 1,795,000  Rational Software                    48,577(2)
   495,000  Tech Data                            18,346(2)
   420,000  Texas Instruments                    34,466
                                             ----------
                                                452,540
                                             ----------
            TOTAL COMMON STOCKS (COST $987,085)   1,494,235
                                             ----------

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                   ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                   ----------
REPURCHASE AGREEMENTS (1.5%)
$22,890,000 State Street Bank and Trust Co.
             Repurchase Agreement, 5.25%,
             due 9/1/99, dated 8/31/99, Maturity
             Value $22,893,338, Collateralized by
             $22,645,000 U.S. Treasury Bonds, 8.25%,
             due 5/15/05 (Collateral Value
             $23,579,106)  (COST $22,890)    $   22,890(5)
                                             ----------
SHORT-TERM INVESTMENTS (0.5%)
 7,114,402  N&B Securities Lending Quality Fund, LLC
              (COST $7,114)                       7,114(5)
                                             ----------
            TOTAL INVESTMENTS (98.6%) (COST
             $1,017,089)                      1,524,239(6)
            Cash, receivables and other assets, less
             liabilities (1.4%)                  22,159
                                             ----------
            TOTAL NET ASSETS (100.0%)        $1,546,398
                                             ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Alliant Techsystems                             2.8%
 2.  Dallas Semiconductor                            2.7%
 3.  Newport News Shipbuilding                       2.4%
 4.  Zebra Technologies                              2.2%
 5.  AAR Corp.                                       2.2%
 6.  AptarGroup Inc.                                 2.1%
 7.  Trigon Healthcare                               2.0%
 8.  Webster Financial                               1.8%
 9.  United Stationers                               1.7%
10.  Cordant Technologies                            1.6%

                                                 Market
Number                                          Value(1)
of                                               (000's
Shares                                          omitted)
---                                            ----------
COMMON STOCKS (96.5%)
AEROSPACE (6.7%)
 1,771,350  AAR Corp.                        $   37,863(4)
 1,219,500  Aviall Inc.                          13,567(2)(4)
   658,700  Cordant Technologies                 27,254
   478,300  DONCASTERS PLC ADR                    6,636(2)(4)
   299,850  Ducommun Inc.                         3,598(2)
   205,400  Howmet International                  3,672(2)
   425,000  Ladish Co.                            2,975(2)
   344,700  Moog, Inc. Class A                   11,289(2)
   471,500  Orbital Sciences                     10,461(2)
                                             ----------
                                                117,315
                                             ----------
AUTOMOTIVE (0.7%)
   607,200  Donaldson Co.                        11,916
                                             ----------
BANKING & FINANCIAL (7.2%)
   534,200  Bank United                          18,330
   573,100  Community First Bankshares           11,766
   667,600  Cullen/Frost Bankers                 17,441
   331,400  Highland Bancorp                      6,172(4)
   291,000  Ocean Financial                  $    5,202
 1,008,300  Peoples Heritage Financial Group      16,952
   116,212  Queens County Bancorp                 3,196
   726,675  Sterling Bancshares                   8,720
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
   300,350  Texas Regional Bancshares             7,678
 1,163,400  Webster Financial                    31,339
                                             ----------
                                                126,796
                                             ----------
BASIC MATERIALS (0.5%)
   230,200  Lone Star Industries                  7,913
                                             ----------
BUILDING, CONSTRUCTION & FURNISHING (1.1%)
   294,800  Lincoln Electric Holdings             5,970
   273,600  Simpson Manufacturing                14,090(2)
                                             ----------
                                                 20,060
                                             ----------
BUSINESS SERVICES (3.0%)
 1,075,600  Davox Corp.                          14,991(2)(4)
   343,500  Fair, Isaac & Co.                     9,704
   418,300  Navigant Consulting                  18,353(2)
   209,000  Valassis Communications               9,144(2)
                                             ----------
                                                 52,192
                                             ----------
CONSUMER CYCLICALS (0.4%)
   417,600  Coachmen Industries                   6,603
                                             ----------
CONSUMER PRODUCTS & SERVICES (5.7%)
   801,000  Alberto-Culver Class A               17,272
   530,637  Block Drug                           21,325
   101,800  Bush Boake Allen                      2,653(2)
   521,300  Church & Dwight                      24,241
   349,800  Matthews International                9,488
 1,086,800  Ruddick Corp.                        20,174
   462,000  The First Years                       4,995
                                             ----------
                                                100,148
                                             ----------
DEFENSE (6.1%)
   663,200  Alliant Techsystems              $   48,414(2)(4)
 1,309,100  Newport News Shipbuilding            41,155
   800,400  Primex Technologies                  16,708(4)
                                             ----------
                                                106,277
                                             ----------
DIAGNOSTIC EQUIPMENT (0.3%)
   906,500  ADAC Laboratories                     5,326
                                             ----------
ELECTRONICS (4.9%)
   456,900  Benchmark Electronics                16,820(2)
   951,900  Dallas Semiconductor                 48,071

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
   289,800  Etec Systems                         12,751(2)
   172,100  SCI Systems                           8,573(2)
                                             ----------
                                                 86,215
                                             ----------
ENERGY (1.8%)
   692,300  Cabot Oil & Gas                      13,197
   150,000  Cross Timbers Oil                     1,856
   808,290  Swift Energy                         10,205(2)
   875,800  Unit Corp.                            6,733(2)
                                             ----------
                                                 31,991
                                             ----------
HEALTH CARE (9.8%)
   977,800  Acuson Corp.                         15,400(2)
   174,600  Arrow International                   5,063
   275,400  CONMED Corp.                          7,711(2)
   709,000  DENTSPLY International               17,592
 1,207,900  Haemonetics Corp.                    23,630(2)
   885,300  Mentor Corp.                         20,694
   389,950  Patterson Dental                     15,988(2)
   275,000  Respironics, Inc.                     2,733(2)
   503,700  STAAR Surgical                        5,981(2)
   940,700  Trigon Healthcare                    34,159(2)
   679,600  Universal Health Services Class B       22,682(2)
                                             ----------
                                                171,633
                                             ----------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (7.2%)
   356,300  BMC Industries                   $    4,387
   474,900  Brady Corp.                          14,247
   282,000  Dionex Corp.                         11,227(2)
 1,261,300  Hussmann International               21,442
   369,700  IDEX Corp.                           10,929
   770,200  Kaydon Corp.                         23,636
   183,100  Roper Industries                      6,557
   814,400  SOS Staffing Services                 4,835(2)(4)
 1,247,400  Wallace Computer Services            26,663
   203,750  Woodhead Industries                   2,248
                                             ----------
                                                126,171
                                             ----------
INSURANCE (3.5%)
   910,200  Annuity and Life Re                  20,138
   660,800  FBL Financial Group                  13,092
   857,900  Scottish Annuity & Life Holdings       8,365
   858,700  W. R. Berkley                        19,535
                                             ----------
                                                 61,130
                                             ----------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
LODGING (0.5%)
   846,000  Prime Hospitality                     7,878
                                             ----------
MACHINERY & EQUIPMENT (0.8%)
   686,600  Gardner Denver Machinery             13,174(2)
                                             ----------
OFFICE EQUIPMENT (1.7%)
 1,350,900  United Stationers                    30,564(2)
                                             ----------
OIL SERVICES (9.5%)
   390,700  Cal Dive International               14,700(2)
   748,600  Friede Goldman International          9,170(2)
 1,018,800  Global Industries                    11,398(2)
   938,100  IRI International                     4,397(2)
   619,500  Nabors Industries                    16,843(2)
 1,538,712  National-Oilwell                     26,158(2)
   793,400  Oceaneering International            15,918(2)
   781,600  Offshore Logistics               $    9,135(2)
   777,300  Pride International                  11,562(2)
   579,400  Smith International                  27,051(2)
   636,000  Tuboscope Inc.                        9,262(2)
   513,200  UTI Energy                           10,264(2)
                                             ----------
                                                165,858
                                             ----------
PACKING & CONTAINERS (2.1%)
 1,450,100  AptarGroup Inc.                      37,340
                                             ----------
PUBLISHING & BROADCASTING (2.2%)
   155,239  Hearst-Argyle Television              3,929(2)
   329,300  Houghton Mifflin                     15,724
   467,100  Meredith Corp.                       16,203
    78,866  Pulitzer Inc.                         3,455
                                             ----------
                                                 39,311
                                             ----------
RESTAURANTS (1.2%)
   890,050  Brinker International                21,361(2)
                                             ----------
RETAILING (2.7%)
   527,968  99 Cents Only Stores                 19,007(2)
   471,600  Claire's Stores                       8,872
   340,000  ShopKo Stores                         9,732(2)
   273,800  Whole Foods Market                    9,840(2)
                                             ----------
                                                 47,451
                                             ----------
TECHNOLOGY (8.0%)
   798,700  Analysts International               10,683
   242,000  Black Box                            11,102(2)

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
   543,600  CACI International                   12,231(2)
 2,201,600  Inprise Corp.                         9,288(2)
   322,400  Jack Henry & Associates              10,478
   250,000  Keane, Inc.                           5,422(2)
 1,507,500  Methode Electronics Class A      $   27,135
 1,009,900  Wind River Systems                   16,095(2)
   812,500  Zebra Technologies                   38,187(2)
                                             ----------
                                                140,621
                                             ----------
TRANSPORTATION, SHIPPING & FREIGHT (0.7%)
   232,900  Air Express International             5,692
   190,900  Circle International Group            4,725
   213,600  Maritrans Inc.                        1,081
                                             ----------
                                                 11,498
                                             ----------
UTILITIES, ELECTRIC & GAS (8.2%)
   834,700  AGL Resources                        15,077
   326,000  Atmos Energy                          8,170
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
   282,500  Central Hudson Gas & Electric        11,936
   190,200  Connecticut Energy                    7,109
   144,300  Eastern Enterprises                   6,484
   855,200  Montana Power                        26,458
   173,000  National Fuel Gas                     8,142
   180,300  NICOR Inc.                            6,975
   345,900  NUI Corp.                             8,864
   283,100  ONEOK, Inc.                           8,794
   213,500  Otter Tail Power                      8,500
   766,784  Sierra Pacific Resources             18,690
   290,000  Washington Gas Light                  7,739
                                             ----------
                                                142,938
                                             ----------
            TOTAL COMMON STOCKS (COST $1,548,759)   1,689,680
                                             ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                   ----------
REPURCHASE AGREEMENTS (1.5%)
$26,740,000 State Street Bank and Trust Co.
             Repurchase Agreement, 5.25%,
             due 9/1/99, dated 8/31/99, Maturity
             Value $26,743,900, Collateralized by
             $27,405,000 U.S. Treasury Notes,
             5.875%, due 2/15/00 (Collateral Value
             $27,543,505)  (COST $26,740)    $   26,740(5)
                                             ----------
SHORT-TERM INVESTMENTS (3.6%)
10,000,000  American Express Credit Corp., 5.13%,
             due 9/3/99                           9,997
10,000,000  General Electric Capital Corp., 5.23%,
             due 9/8/99                           9,990
42,524,723  N&B Securities Lending Quality Fund, LLC      42,525
                                             ----------
            TOTAL SHORT-TERM INVESTMENTS (COST
             $62,512)                            62,512(5)
                                             ----------
            TOTAL INVESTMENTS (101.6%) (COST
             $1,638,011)                      1,778,932(6)
            Liabilities, less cash, receivables and
             other assets [(1.6%)]              (27,828)
                                             ----------
            TOTAL NET ASSETS (100.0%)        $1,751,104
                                             ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Wellpoint Health Networks                       4.0%
 2.  MCI WorldCom                                    3.1%
 3.  Aetna Inc.                                      3.0%
 4.  Chase Manhattan                                 2.8%
 5.  Capital One Financial                           2.8%
 6.  Wells Fargo                                     2.7%
 7.  Conseco, Inc.                                   2.6%
 8.  IBM                                             2.2%
 9.  Xerox Corp.                                     2.1%
10.  Kimberly-Clark                                  2.1%

                                                 Market
Number                                          Value(1)
of                                               (000's
Shares                                          omitted)
---                                            ----------
COMMON STOCKS (86.0%)
BANKING & FINANCIAL (7.9%)
   792,400  Bank of America                  $   47,940
 1,400,800  BankBoston Corp.                     65,049
 1,576,100  Chase Manhattan                     131,900
 3,174,500  Wells Fargo                         126,385
                                             ----------
                                                371,274
                                             ----------
BASIC MATERIALS (3.5%)
 2,996,000  Cabot Corp.                          69,095
   367,500  International Paper                  17,295
 1,340,200  Lyondell Chemical                    19,517
 2,603,600  Millennium Chemicals                 59,883
                                             ----------
                                                165,790
                                             ----------
CAPITAL GOODS (2.8%)
   425,700  Emerson Electric                     26,659
 4,176,800  Republic Services                    45,423(2)
 1,227,900  SCI Systems                          61,165(2)
                                             ----------
                                                133,247
                                             ----------
COMMUNICATION SERVICES (6.4%)
 1,818,000  AT&T Corp.                           81,810
 1,214,700  Bell Atlantic                        74,401
 1,957,100  MCI WorldCom                        148,250(2)
                                             ----------
                                                304,461
                                             ----------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
CONSUMER CYCLICALS (7.3%)
   479,100  Carnival Corp.                   $   21,410
 4,123,100  Cendant Corp.                        73,958
   525,000  Federated Department Stores          24,150(2)
   976,400  General Motors                       64,564
 2,077,600  Lear Corp.                           83,494(2)
   893,200  Lowe's Cos.                          40,417
 3,545,300  Office Depot                         37,004(2)
                                             ----------
                                                344,997
                                             ----------
CONSUMER STAPLES (5.7%)
 1,106,300  AMFM Inc.                            54,485(2)
 1,715,500  Kimberly-Clark                       97,676
 1,378,600  McDonald's Corp.                     57,040(3)
 1,620,000  Philip Morris                        60,649
                                             ----------
                                                269,850
                                             ----------
ENERGY (9.0%)
   868,500  Amerada Hess                         53,901
   356,400  Chevron Corp.                        32,878
   602,400  Diamond Offshore Drilling            23,042
 1,070,400  Halliburton Co.                      49,640
   680,100  Mobil Corp.                          69,625
   390,500  Royal Dutch Petroleum -- NY Shares       24,162
   441,400  Schlumberger Ltd.                    29,464
   787,400  Texaco Inc.                          50,000
   627,700  Transocean Offshore                  21,342
 3,843,700  Union Pacific Resources Group        68,946
                                             ----------
                                                423,000
                                             ----------
FINANCIAL SERVICES (15.6%)
   270,000  American International Group         25,026
 1,327,300  Associates First Capital             45,543
 3,470,800  Capital One Financial               131,023
 1,913,300  Citigroup Inc.                       85,022
 5,175,900  Conseco, Inc.                       124,222
 1,162,900  Countrywide Credit Industries        37,358
 1,658,200  Hartford Financial Services Group  $   75,344
 3,067,100  IndyMac Mortgage Holdings            41,214
   579,500  Morgan Stanley Dean Witter           49,728
   502,100  Progressive Corp.                    51,214
 1,576,000  SLM Holding                          69,640
                                             ----------
                                                735,334
                                             ----------
HEALTH CARE (9.3%)
 1,801,200  Aetna Inc.                          140,043
 2,249,200  American Home Products               93,342

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
    98,064  PacifiCare Health Systems             5,884(2)
   200,000  Warner-Lambert                       13,250
 2,582,996  Wellpoint Health Networks           188,236(2)(3)
                                             ----------
                                                440,755
                                             ----------
TECHNOLOGY (15.8%)
   230,000  Apple Computer                       15,008(2)
 1,160,200  Computer Associates                  65,551
   975,000  Compuware Corp.                      29,433(2)
   381,200  Gateway Inc.                         36,953(2)
   678,300  Hewlett-Packard                      71,476
   829,000  IBM                                 103,262
   734,100  Micron Technology                    54,736(2)
   560,000  Nortel Networks                      22,995
 1,728,700  Rational Software                    46,783(2)
 1,366,700  Seagate Technology                   45,357(2)
   699,700  Sun Microsystems                     55,626(2)
   469,500  Teradyne, Inc.                       31,955(2)(3)
   832,400  Texas Instruments                    68,309(3)
 2,097,800  Xerox Corp.                         100,170
                                             ----------
                                                747,614
                                             ----------
TRANSPORTATION (2.7%)
   962,200  AMR Corp.                        $   56,409(2)
 1,031,600  Burlington Northern Santa Fe         29,916
 1,005,000  Continental Airlines Class B         41,017(2)
                                             ----------
                                                127,342
                                             ----------
            TOTAL COMMON
              STOCKS (COST
              $3,473,802)                     4,063,664
                                             ----------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
PREFERRED STOCKS (1.6%)
 2,878,900  News Corp. ADR  (COST $76,136)       76,111
                                             ----------
PRINCIPAL
  AMOUNT
----------
U.S. TREASURY SECURITIES (1.0%)
$50,000,000 U.S. Treasury Bills, 4.60%,
             due 11/18/99  (COST $49,502)        49,502(5)
                                             ----------
U.S. GOVERNMENT AGENCY SECURITIES (1.1%)
50,000,000  Federal Home Loan Bank, Discount Notes,
             5.40%, due 9/1/99 (COST $50,000)       50,000(5)
                                             ----------

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                   ----------
REPURCHASE AGREEMENTS (2.4%)
$50,000,000 State Street Bank and Trust Co.
             Repurchase Agreement, 5.25%,
             due 9/1/99, dated 8/31/99, Maturity
             Value $50,007,292, Collateralized by
             $47,855,000 U.S. Treasury Bonds,
             7.875%, due 11/15/07 (Collateral Value
             $51,503,944)                    $   50,000
50,000,000  State Street Bank and Trust Co.
             Repurchase Agreement, 5.25%,
             due 9/1/99, dated 8/31/99, Maturity
             Value $50,007,292, Collateralized by
             $45,880,000 U.S. Treasury Bonds, 7.50%,
             due 11/15/16 (Collateral Value
             $51,500,300)                        50,000
11,170,000  State Street Bank and Trust Co.
             Repurchase Agreement, 5.25%,
             due 9/1/99, dated 8/31/99, Maturity
             Value $11,171,629, Collateralized by
             $11,270,000 U.S. Treasury Notes,
             7.750%, due 12/31/99 (Collateral Value
             $11,506,963)                        11,170
                                             ----------
            TOTAL REPURCHASE AGREEMENTS (COST
             $111,170)                          111,170(5)
                                             ----------
                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                   ----------
SHORT-TERM INVESTMENTS (6.2%)
$50,000,000 American Express Credit Corp., 5.23%,
             due 9/2/99                      $   49,993
50,000,000  General Electric Capital Corp., 5.10%,
             due 9/3/99                          49,986
50,000,000  Merck & Co., Inc., 5.30%, due 9/3/99       49,985
50,000,000  Ford Motor Credit Co., 5.28%,
             due 9/8/99                          49,949
50,000,000  Novartis Finance Corp., 5.25%,
             due 9/13/99                         49,912
19,057,000  Abbott Laboratories, 5.23%, due 9/23/99       18,996
24,436,603  N&B Securities Lending Quality Fund, LLC      24,437
                                             ----------
            TOTAL SHORT-TERM INVESTMENTS (COST
             $293,258)                          293,258(5)
                                             ----------
            TOTAL INVESTMENTS (98.3%) (COST
             $4,053,868)                      4,643,705(6)
            Cash, receivables and other assets, less
             liabilities (1.7%)                  80,015
                                             ----------
            TOTAL NET ASSETS (100.0%)        $4,723,720
                                             ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citrix Systems                                  3.0%
 2.  Sanmina Corp.                                   2.5%
 3.  Biogen, Inc.                                    2.3%
 4.  TJX Cos.                                        2.3%
 5.  NTL Inc.                                        2.2%
 6.  Best Buy                                        2.1%
 7.  JDS Uniphase                                    1.9%
 8.  PMC-Sierra                                      1.9%
 9.  Adaptec, Inc.                                   1.9%
10.  VERITAS Software                                1.9%

                                                 Market
Number                                          Value(1)
of                                               (000's
Shares                                          omitted)
---                                            ----------
COMMON STOCKS (93.3%)
BUSINESS SERVICES (4.1%)
    257,400  Avis Rent A Car                   $   5,663(2)
    148,800  Navigant Consulting                   6,528(2)
    206,500  USWeb Corp.                           4,027(2)
    202,150  Valassis Communications               8,844
                                               ---------
                                                  25,062
                                               ---------
CAPITAL GOODS (1.4%)
    128,900  Waters Corp.                          8,499(2)
                                               ---------
COMMUNICATIONS (9.2%)
    126,400  Comverse Technology                   9,859(2)
     95,700  E-Tek Dynamics                        5,425(2)
    315,100  Intermedia Communications             8,193(2)
    111,900  JDS Uniphase                         11,868(2)
    245,400  Metromedia Fiber Network              7,224(2)
     58,500  RSL Communications                    1,196(2)
     76,100  VoiceStream Wireless              $   3,139(2)
    184,600  WinStar Communications                9,380(2)
                                               ---------
                                                  56,284
                                               ---------
CONSUMER CYCLICALS (11.1%)
     80,000  Adelphia Communications               4,960(2)
    212,495  AMFM Inc.                            10,465(2)
    390,000  Cendant Corp.                         6,996
    178,700  Fortune Brands                        6,701
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                    ---------
    132,400  Harley-Davidson                       7,216
    106,000  Jones Intercable Class A              4,651(2)
    138,900  NTL Inc.                             13,638(2)
    237,450  SFX Entertainment                     9,780(2)
    156,700  Starwood Hotels & Resorts Worldwide       3,731
                                               ---------
                                                  68,138
                                               ---------
CONSUMER STAPLES (0.9%)
    116,500  Estee Lauder                          5,352
                                               ---------
ELECTRICAL EQUIPMENT (9.7%)
    230,000  Altera Corp.                          9,689(2)
     27,700  Broadcom Corp.                        3,566(2)
     93,000  Conexant Systems                      6,684(2)
    102,600  Maxim Integrated Products             6,906(2)
     98,300  Micron Technology                     7,330
    126,600  PMC-Sierra                           11,774(2)
     81,000  Vitesse Semiconductor                 5,508(2)
    119,100  Xilinx Inc.                           8,330(2)
                                               ---------
                                                  59,787
                                               ---------
ENERGY (3.9%)
    211,000  Coastal Corp.                         9,139
    250,700  Enron Oil & Gas                       5,985
    477,600  Union Pacific Resources Group         8,567
                                               ---------
                                                  23,691
                                               ---------
FINANCIAL SERVICES (4.9%)
    179,300  Capital One Financial             $   6,769
    118,600  Donaldson, Lufkin & Jenrette          5,671
    171,900  E*TRADE Group                         4,297(2)
     95,600  Lehman Brothers Holdings              5,139
    105,500  Providian Financial                   8,189
                                               ---------
                                                  30,065
                                               ---------
HARDWARE (5.5%)
    298,700  Adaptec, Inc.                        11,649(2)
    106,500  Network Appliance                     6,996(2)
    202,300  Sanmina Corp.                        15,173(2)
                                               ---------
                                                  33,818
                                               ---------
HEALTH CARE (11.7%)
    185,400  Biogen, Inc.                         14,229(2)
     33,700  C. R. Bard                            1,571

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                    ---------
    301,100  Elan Corp. ADR                        9,654(2)
    151,400  Immunex Corp.                        10,191(2)
     41,750  MedImmune, Inc.                       4,308
     75,600  MiniMed Inc.                          6,875(2)
     80,700  PE Corp.-PE Biosystems Group          5,553
     98,600  Sepracor Inc.                         7,383(2)
    201,900  The Laser Center                      6,032(2)
     78,500  Wellpoint Health Networks             5,721(2)
                                               ---------
                                                  71,517
                                               ---------
INTERNET (8.4%)
     47,200  BroadVision, Inc.                     4,699(2)
    284,000  CheckFree Holdings                    8,307(2)
     75,900  Digex, Inc.                           2,524(2)
     33,600  DoubleClick Inc.                      3,356(2)
     41,200  Exodus Communications                 3,311(2)
     22,800  Inktomi Corp.                         2,585(2)
    124,200  Intuit Inc.                       $  11,124(2)
    105,000  Lycos, Inc.                           4,266(2)
    130,200  PSINet Inc.                           6,233(2)
     79,300  Safeguard Scientifics                 5,333(2)
                                               ---------
                                                  51,738
                                               ---------
RETAIL (11.9%)
    202,900  Abercrombie & Fitch                   7,076(2)
    176,100  Ann Taylor Stores                     5,833(2)
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                    ---------
    180,700  Best Buy                             12,694(2)
     75,100  Brinker International                 1,803(2)
    107,200  Circuit City Stores                   4,610
    197,400  Furniture Brands International        3,960(2)
     68,800  Limited, Inc.                         2,606
    197,500  Linens 'n Things                      6,764(2)
    324,600  Staples, Inc.                         7,060(2)
    136,000  Tandy Corp.                           6,426
    486,200  TJX Cos.                             14,039
                                               ---------
                                                  72,871
                                               ---------
SOFTWARE (9.2%)
    317,400  Citrix Systems                       18,092(2)
    129,800  Gemstar International Group           8,956(2)
    330,000  Novell, Inc.                          7,817(2)
    145,300  Siebel Systems                        9,980
    194,400  VERITAS Software                     11,518(2)
                                               ---------
                                                  56,363
                                               ---------
UTILITIES (1.4%)
    280,400  Montana Power                         8,675
                                               ---------
             TOTAL COMMON STOCKS (COST $449,526)     571,860
                                               ---------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                    ---------
U.S. GOVERNMENT AGENCY SECURITIES (0.4%)
$ 2,750,000  Federal Home Loan Bank, Discount Notes,
              5.15%, due 9/2/99  (COST $2,750)   $   2,750(5)
                                               ---------
REPURCHASE AGREEMENTS (2.0%)
 12,240,000  State Street Bank and Trust Co.
              Repurchase Agreement, 5.25%,
              due 9/1/99, dated 8/31/99, Maturity
              Value $12,241,785, Collateralized by
              $12,445,000 U.S. Treasury Notes,
              5.875%, due 6/30/00 (Collateral Value
              $12,609,013)  (COST $12,240)        12,240(5)
                                               ---------
SHORT-TERM INVESTMENTS (22.2%)
 11,000,000  Ford Motor Credit Co., 5.14% & 5.20%,
              due 9/2/99 & 9/7/99                 10,996
  3,000,000  AT&T Corp., 5.18%, due 9/7/99         2,998
                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                    ---------
$ 3,000,000  Emerson Electric Co., 5.30%,
              due 9/10/99                      $   2,996
118,910,279  N&B Securities Lending Quality Fund, LLC     118,910
                                               ---------
             TOTAL SHORT-TERM INVESTMENTS (COST
              $135,900)                          135,900(5)
                                               ---------
             TOTAL INVESTMENTS (117.9%) (COST
              $600,416)                          722,750(6)
             Liabilities, less cash, receivables and
              other assets [(17.9%)]           (109,891)
                                               ---------
             TOTAL NET ASSETS (100.0%)          $612,859
                                               ---------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  CIGNA Corp.                                     3.6%
 2.  Chase Manhattan                                 3.5%
 3.  MCI WorldCom                                    3.1%
 4.  Computer Associates                             2.9%
 5.  Xerox Corp.                                     2.6%
 6.  The Williams Cos.                               2.3%
 7.  General Motors                                  2.3%
 8.  IBM                                             2.2%
 9.  News Corp. ADR                                  2.2%
10.  General Motors Class H                          2.2%

                                                 Market
Number                                          Value(1)
of                                               (000's
Shares                                          omitted)
---                                            ----------
COMMON STOCKS (92.1%)
AEROSPACE (1.1%)
    600,000  Raytheon Co. Class A             $   40,275
                                              ----------
AIRLINES (1.9%)
    330,900  AMR Corp.                            19,399(2)
  1,280,000  Continental Airlines Class B         52,240(2)
                                              ----------
                                                  71,639
                                              ----------
AUTOMOBILE MANUFACTURING (2.3%)
  1,315,800  General Motors                       87,007
                                              ----------
AUTO/TRUCK REPLACEMENT PARTS (1.3%)
  1,180,000  Lear Corp.                           47,421(2)
                                              ----------
BANKING & FINANCIAL (11.3%)
  1,305,000  Bank of America                      78,953
  1,945,000  Bank One                             78,043
  1,143,800  BankBoston Corp.                     53,115
  1,560,000  Chase Manhattan                     130,553
  1,337,000  Countrywide Credit Industries        42,951
  1,140,000  Household International              43,035
                                              ----------
                                                 426,650
                                              ----------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                   ----------
CHEMICALS (1.5%)
    765,000  duPont                           $   48,482
    620,000  Lyondell Chemical                     9,029
                                              ----------
                                                  57,511
                                              ----------
COMMUNICATIONS (4.0%)
    600,000  Bell Atlantic                        36,750
  1,520,000  MCI WorldCom                        115,140(2)
                                              ----------
                                                 151,890
                                              ----------
DIVERSIFIED (1.8%)
  1,658,500  Monsanto Co.                         68,102
                                              ----------
ELECTRONICS (1.1%)
    353,900  Emerson Electric                     22,163
    275,000  Teradyne, Inc.                       18,717(2)
                                              ----------
                                                  40,880
                                              ----------
ENERGY (0.8%)
  1,314,600  McDermott International              29,661
                                              ----------
FINANCIAL SERVICES (3.0%)
  1,070,000  Ceridian Corp.                       29,960(2)
    330,000  Morgan Stanley Dean Witter           28,318
  1,240,000  SLM Holding                          54,793
                                              ----------
                                                 113,071
                                              ----------
FOOD & TOBACCO (3.4%)
  1,040,000  Anheuser-Busch                       80,080
  1,209,500  Nabisco Holdings                     47,549
                                              ----------
                                                 127,629
                                              ----------
FOOD PRODUCTS (1.7%)
    526,100  ConAgra, Inc.                        12,889
  1,195,800  Diageo PLC ADR                       49,551
                                              ----------
                                                  62,440
                                              ----------
GAS (1.7%)
  1,347,400  Praxair, Inc.                        63,328
                                              ----------
HEALTH CARE (12.9%)
    475,000  ALZA Corp.                           23,928(2)
  1,579,500  American Home Products               65,549
    870,000  Baxter International                 58,345
  1,602,100  Becton, Dickinson & Co.          $   45,059
  1,230,000  Centocor, Inc.                       73,646(2)
  1,498,800  CIGNA Corp.                         134,611

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                   ----------
    669,800  Merck & Co.                          45,002
    540,000  Wellpoint Health Networks            39,353(2)
                                              ----------
                                                 485,493
                                              ----------
INDUSTRIAL GOODS & SERVICES (2.9%)
    845,800  Fort James                           27,277
  1,055,700  General Dynamics                     66,509
    637,300  Owens-Illinois                       15,773(2)
                                              ----------
                                                 109,559
                                              ----------
INSURANCE (2.8%)
  1,599,200  Ace, Ltd.                            34,283
    370,000  American International Group         34,294
    743,494  XL Capital                           37,407
                                              ----------
                                                 105,984
                                              ----------
OIL & GAS (6.5%)
    304,000  Chevron Corp.                        28,044
    840,000  Texaco Inc.                          53,340
  2,042,200  Tosco Corp.                          52,076
  1,400,200  Transocean Offshore                  47,607
  2,077,500  USX-Marathon Group                   64,662(2)
                                              ----------
                                                 245,729
                                              ----------
RAILROADS (1.1%)
  1,461,800  Burlington Northern Santa Fe         42,392
                                              ----------
RETAILING (3.4%)
  1,620,000  Consolidated Stores                  26,123(2)
    990,300  Harcourt General                     43,388
    243,100  Office Depot                          2,537(2)
  3,052,600  Rite Aid                             56,473
                                              ----------
                                                 128,521
                                              ----------
STEEL (0.9%)
  1,639,400  AK Steel Holding                 $   34,427
                                              ----------
TECHNOLOGY (18.1%)
  2,427,500  Cadence Design Systems               33,075(2)
    861,300  Compaq Computer                      19,971
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                   ----------
  1,940,000  Computer Associates                 109,610
  1,592,400  General Motors Class H               82,009(2)
    440,000  Hewlett-Packard                      46,365
    680,000  IBM                                  84,702
  1,840,000  L.M. Ericsson Telephone, B Shares ADR      59,915
  1,592,600  Nortel Networks                      65,396
  2,865,000  Parametric Technology                40,110(2)
    537,000  Texas Instruments                    44,068
  2,038,900  Xerox Corp.                          97,357
                                              ----------
                                                 682,578
                                              ----------
TELECOMMUNICATIONS (2.4%)
  1,540,000  AT&T Corp. -- Liberty Media Group
              Class A                             49,280(2)
    600,000  GTE Corp.                            41,175
                                              ----------
                                                  90,455
                                              ----------
UTILITIES (3.3%)
  2,130,000  The Williams Cos.                    87,863
    952,400  Unicom Corp.                         36,786
                                              ----------
                                                 124,649
                                              ----------
WASTE MANAGEMENT (0.9%)
  2,598,200  Allied Waste Industries              33,127(2)
                                              ----------
             TOTAL COMMON STOCKS (COST $3,107,009)   3,470,418
                                              ----------
PREFERRED STOCKS (2.2%)
  3,123,800  News Corp. ADR  (COST $86,104)       82,586
                                              ----------
                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                   ----------

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                   ----------
REPURCHASE AGREEMENTS (1.7%)
$50,000,000  State Street Bank and Trust Co.
              Repurchase Agreement, 5.25%,
              due 9/1/99, dated 8/31/99, Maturity
              Value $50,007,292, Collateralized by
              $40,915,000 U.S. Treasury Bonds,
              8.875%, due 8/15/17 (Collateral Value
              $51,506,216)                    $   50,000
 13,300,000  State Street Bank and Trust Co.
              Repurchase Agreement, 5.25%,
              due 9/1/99, dated 8/31/99, Maturity
              Value $13,301,940, Collateralized by
              $13,635,000 U.S. Treasury Notes,
              5.875%, due 2/15/00 (Collateral Value
              $13,703,911)                        13,300
                                              ----------
             TOTAL REPURCHASE AGREEMENTS (COST
              $63,300)                            63,300(5)
                                              ----------
                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                   ----------
SHORT-TERM INVESTMENTS (6.9%)
$50,000,000  Ford Motor Credit Co., 5.21%,
              due 9/2/99                      $   49,993
 20,200,000  Novartis Finance Corp., 5.27%,
              due 9/7/99                          20,182
 50,000,000  American Express Credit Corp., 5.31%,
              due 9/8/99                          49,948
139,642,039  N&B Securities Lending Quality Fund, LLC     139,642
                                              ----------
             TOTAL SHORT-TERM INVESTMENTS (COST
              $259,765)                          259,765(5)
                                              ----------
             TOTAL INVESTMENTS (102.9%) (COST
              $3,516,178)                      3,876,069(6)
             Liabilities, less cash, receivables and
              other assets [(2.9%)]             (107,329)
                                              ----------
             TOTAL NET ASSETS (100.0%)        $3,768,740
                                              ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Intel Corp.                                     3.3%
 2.  Biogen, Inc.                                    3.3%
 3.  Unisys Corp.                                    3.2%
 4.  Hewlett-Packard                                 3.2%
 5.  Citigroup Inc.                                  3.1%
 6.  Tyco International                              3.1%
 7.  MCI WorldCom                                    2.9%
 8.  ALZA Corp.                                      2.8%
 9.  True North Communications                       2.7%
10.  Circuit City Stores                             2.7%

                                                 Market
Number                                          Value(1)
of                                               (000's
Shares                                          omitted)
---                                            ----------
COMMON STOCKS (93.9%)
ADVERTISING (2.7%)
  330,000  True North Communications         $  10,869
                                             ---------
AUTOMOTIVE (1.6%)
  137,200  Borg-Warner Automotive                6,500
                                             ---------
CHEMICALS (1.3%)
  100,000  Minerals Technologies                 4,950
                                             ---------
CONSUMER GOODS & SERVICES (2.2%)
  150,000  Kimberly-Clark                        8,541
                                             ---------
DIVERSIFIED (3.1%)
  120,000  Tyco International                   12,157
                                             ---------
ENERGY (2.3%)
  100,000  Chevron Corp.                         9,225
                                             ---------
ENTERTAINMENT (2.0%)
  350,000  Fox Entertainment Group               8,072(2)
                                             ---------
FINANCIAL SERVICES (9.8%)
  150,000  Ambac Financial Group                 7,922
  276,750  Citigroup Inc.                       12,298
  275,000  Conseco, Inc.                         6,600
  200,000  Dun & Bradstreet                      5,238
  100,000  Fannie Mae                        $   6,212
    9,300  Goldman Sachs                           556
                                             ---------
                                                38,826
                                             ---------
FURNISHINGS (2.2%)
  400,000  Leggett & Platt                       8,850
                                             ---------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                    ---------
HEALTH CARE (15.8%)
  220,000  ALZA Corp.                           11,082(2)
  170,000  Biogen, Inc.                         13,047(2)
  260,000  Invacare Corp.                        4,859
   90,000  Johnson & Johnson                     9,203
  220,000  McKesson HBOC                         6,848
  135,000  Warner-Lambert                        8,944
  118,000  Wellpoint Health Networks             8,599(2)
                                             ---------
                                                62,582
                                             ---------
HOSPITAL SUPPLIES (2.4%)
  200,000  C. R. Bard                            9,325
                                             ---------
INSURANCE (3.7%)
  380,000  ESG Re                                5,130
  210,000  ReliaStar Financial                   9,463
                                             ---------
                                                14,593
                                             ---------
OIL & GAS (4.3%)
  220,000  Anadarko Petroleum                    7,480
  230,000  Cooper Cameron                        9,574(2)
                                             ---------
                                                17,054
                                             ---------
PAPER & FOREST PRODUCTS (2.2%)
  238,000  Mead Corp.                            8,880
                                             ---------
PUBLISHING & BROADCASTING (2.5%)
  225,000  Valassis Communications               9,844
                                             ---------
RECYCLING (0.7%)
  187,500  IMCO Recycling                        2,941
                                             ---------
RETAIL GROCERY (1.7%)
  140,000  Albertson's Inc.                      6,711
                                             ---------
RETAIL STORES (6.1%)
  250,000  Circuit City Stores                  10,750
  120,000  Dayton Hudson                         6,960
  145,000  Federated Department Stores           6,670(2)
                                             ---------
                                                24,380
                                             ---------
RETAILING (2.0%)
  179,000  Wal-Mart Stores                       7,932
                                             ---------
TECHNOLOGY (17.9%)
  374,000  Compaq Computer                   $   8,672
  150,000  Electronic Data Systems               8,419
  120,000  Hewlett-Packard                      12,645
  160,000  Intel Corp.                          13,150
  400,000  Quantum Corp. -- DLT & Storage Systems       7,325(2)
  200,000  Quantum Corp. -- Hard Disk Drive       1,425(2)

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                    ---------
  300,000  Unisys Corp.                         12,900(2)
  140,000  Xerox Corp.                           6,685
                                             ---------
                                                71,221
                                             ---------
TELECOMMUNICATIONS (3.7%)
  150,000  MCI WorldCom                         11,363(2)
  503,200  Metromedia International Group        3,176
                                             ---------
                                                14,539
                                             ---------
TRANSPORTATION (2.1%)
  140,000  AMR Corp.                             8,208(2)
                                             ---------
WASTE MANAGEMENT (1.6%)
  350,000  Azurix Corp.                          6,497(2)
                                             ---------
           TOTAL COMMON STOCKS (COST $274,738)     372,697
                                             ---------
Principal
 Amount
---------
U.S. GOVERNMENT AGENCY SECURITIES (2.3%)
$4,000,000 Fannie Mae, Discount Notes, 5.15%,
            due 9/3/99                           3,999
5,000,000  Freddie Mac, Discount Notes, 5.18% &
            5.23%, due 9/9/99 & 9/10/99          4,994
                                             ---------
           TOTAL U.S. GOVERNMENT AGENCY SECURITIES
            (COST $8,993)                        8,993(5)
                                             ---------
                                              Market
                                             Value(1)
Principal                                     (000's
 Amount                                      omitted)
---------                                    ---------
REPURCHASE AGREEMENTS (2.1%)
$8,370,000 State Street Bank and Trust Co.
            Repurchase Agreement, 5.25%,
            due 9/1/99, dated 8/31/99, Maturity
            Value $8,371,221, Collateralized by
            $8,495,000 U.S. Treasury Notes, 5.625%,
            due 5/15/01 (Collateral Value
            $8,621,966)  (COST $8,370)       $   8,370(5)
                                             ---------
SHORT-TERM INVESTMENTS (0.6%)
  100,000  Community Capital Bank, 4.05%,
            due 9/29/99                            100
  100,000  Self Help Credit Union, 4.71%,
            due 11/24/99                           100
2,340,353  N&B Securities Lending Quality Fund, LLC       2,340
                                             ---------
           TOTAL SHORT-TERM INVESTMENTS (COST
            $2,540)                              2,540(5)
                                             ---------
           TOTAL INVESTMENTS (98.9%) (COST
            $294,641)                          392,600(6)
           Cash, receivables and other assets, less
            liabilities (1.1%)                   4,513
                                             ---------
           TOTAL NET ASSETS (100.0%)         $ 397,113
                                             ---------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) The following securities were held in escrow at August 31, 1999, to cover outstanding call options written:


                                                                     MARKET VALUE                     MARKET
                                                 SECURITIES AND          OF          PREMIUM ON       VALUE
NEUBERGER BERMAN                   SHARES           OPTIONS          SECURITIES       OPTIONS       OF OPTIONS
---------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                     300,000     Compaq Computer      $ 6,956,000     $  441,000     $  244,000
                                                     Corp.
                                               October 1999 @ 25
GUARDIAN PORTFOLIO                1,025,000     McDonald's Corp.      42,409,000      3,379,000      2,563,000
                                               December 1999 @ 42.50
                                    450,000      Teradyne Inc.        30,628,000      5,073,000      2,137,000
                                               October 1999 @ 70
                                    400,000    Texas Instruments      32,825,000      4,009,000      6,375,000
                                                 October 1999 @
                                                     67.50
                                    500,000     Wellpoint Health      36,438,000      2,985,000      1,781,000
                                                    Networks
                                               October 1999 @ 75

4) Affiliated issuer (see Note E of Notes to Financial Statements).
5) At cost, which approximates market value.

6) At August 31, 1999, selected Portfolio information on a U.S. Federal income tax basis was as follows:


                                                                                          NET
                                                         GROSS           GROSS        UNREALIZED
                                                      UNREALIZED      UNREALIZED     APPRECIATION
NEUBERGER BERMAN                          COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $1,022,500,000   $548,009,000    $ 46,270,000    $501,739,000
GENESIS PORTFOLIO                     1,638,468,000    249,706,000     109,242,000     140,464,000
GUARDIAN PORTFOLIO                    4,064,568,000    890,616,000     311,479,000     579,137,000
MANHATTAN PORTFOLIO                     601,413,000    147,595,000      26,258,000     121,337,000
PARTNERS PORTFOLIO                    3,530,723,000    499,471,000     154,125,000     345,346,000
SOCIALLY RESPONSIVE PORTFOLIO           294,682,000    115,095,000      17,177,000      97,918,000

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust

                                                        FOCUS           GENESIS
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO
                                                    -------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,493,142    $   1,629,745
          Non-controlled affiliated issuers                31,097          149,187
                                                    -------------------------------
                                                        1,524,239        1,778,932
      Cash                                                    304                8
      Dividends and interest receivable                     1,570            3,940
      Prepaid expenses and other assets                        34               57
      Receivable for securities sold                       34,235           16,148
                                                    -------------------------------
                                                        1,560,382        1,799,085
                                                    -------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                              244               --
      Payable for collateral on securities loaned
        (Note A)                                            7,114           42,525
      Payable for securities purchased                      4,813            2,023
      Payable for variation margin (Note A)                    --               --
      Payable to investment manager (Note B)                  670            1,103
      Accrued expenses and other payables                   1,143            2,330
                                                    -------------------------------
                                                           13,984           47,981
                                                    -------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,546,398    $   1,751,104
                                                    -------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   1,039,051    $   1,610,183
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, and option contracts                   507,347          140,921
                                                    -------------------------------
NET ASSETS                                          $   1,546,398    $   1,751,104
                                                    -------------------------------
*Cost of investments:
Unaffiliated issuers                                $     993,477    $   1,490,335
Non-controlled affiliated issuers                          23,612          147,676
                                                    -------------------------------
      Total cost of investments                     $   1,017,089    $   1,638,011
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Managers Trust

                                                                                                         SOCIALLY
                                                      GUARDIAN         MANHATTAN        PARTNERS        RESPONSIVE
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -----------------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $   4,643,705    $     722,750    $   3,876,069    $     392,600
          Non-controlled affiliated issuers                    --               --               --               --
                                                    -----------------------------------------------------------------
                                                        4,643,705          722,750        3,876,069          392,600
      Cash                                                      8                2               36               --
      Dividends and interest receivable                     8,995            5,002            9,703              758
      Prepaid expenses and other assets                       158               56              106               10
      Receivable for securities sold                      115,060           11,968           92,109            6,779
                                                    -----------------------------------------------------------------
                                                        4,767,926          739,778        3,978,023          400,147
                                                    -----------------------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                           12,856               --               --               --
      Payable for collateral on securities loaned
        (Note A)                                           24,437          118,910          139,642            2,340
      Payable for securities purchased                         --            2,773           62,299               --
      Payable for variation margin (Note A)                 1,930               --               --               --
      Payable to investment manager (Note B)                1,881              274            1,486              185
      Accrued expenses and other payables                   3,102            4,962            5,856              509
                                                    -----------------------------------------------------------------
                                                           44,206          126,919          209,283            3,034
                                                    -----------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   4,723,720    $     612,859    $   3,768,740    $     397,113
                                                    -----------------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   4,142,799    $     490,525    $   3,408,849    $     299,154
      Net unrealized appreciation in value of
        investment securities, financial futures
        contracts, and option contracts                   580,921          122,334          359,891           97,959
                                                    -----------------------------------------------------------------
NET ASSETS                                          $   4,723,720    $     612,859    $   3,768,740    $     397,113
                                                    -----------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   4,053,868    $     600,416    $   3,516,178    $     294,641
Non-controlled affiliated issuers                              --               --               --               --
                                                    -----------------------------------------------------------------
      Total cost of investments                     $   4,053,868    $     600,416    $   3,516,178    $     294,641
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust

                                                       FOCUS         GENESIS
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO
                                                    ---------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    13,017    $    25,981
      Dividend income -- non-controlled affiliated
        issuers                                              --          1,078
      Interest income                                     1,237          5,441
      Foreign taxes withheld (Note A)                       (37)            --
                                                    ---------------------------
        Total income                                     14,217         32,500
                                                    ---------------------------
    Expenses:
      Investment management fee (Note B)                  7,855         13,245
      Accounting fees                                        10             10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   --             --
      Auditing fees                                          45             46
      Custodian fees (Note B)                               273            342
      Insurance expense                                      19             26
      Legal fees                                             25             27
      Trustees' fees and expenses                            23             25
      Miscellaneous                                          --             45
                                                    ---------------------------
        Total expenses                                    8,250         13,766
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (4)            (5)
                                                    ---------------------------
        Total net expenses                                8,246         13,761
                                                    ---------------------------
        Net investment income (loss)                      5,971         18,739
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers           203,017       (111,789)
    Net realized gain on investment securities
      sold in non-controlled affiliated issuers              36          1,399
    Net realized gain on option contracts
      (Note A)                                               54             --
    Net realized gain on financial futures
      contracts (Note A)                                     --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts (Note A)                                283,206        413,682
                                                    ---------------------------
        Net gain on investments                         486,313        303,292
                                                    ---------------------------
        Net increase in net assets resulting from
          operations                                $   492,284    $   322,031
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1999
----------------------------------------------------------------------
          Equity Managers Trust

                                                                                                         SOCIALLY
                                                      GUARDIAN         MANHATTAN        PARTNERS        RESPONSIVE
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    -----------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $      58,766    $       1,091    $      66,443    $       3,639
      Dividend income -- non-controlled affiliated
        issuers                                                --               --               --               --
      Interest income                                      28,189            1,979            4,684              775
      Foreign taxes withheld (Note A)                        (800)              --             (209)              --
                                                    -----------------------------------------------------------------
        Total income                                       86,155            3,070           70,918            4,414
                                                    -----------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                   25,003            3,282           18,165            1,956
      Accounting fees                                          10               10               10               10
      Amortization of deferred organization and
        initial offering expenses (Note A)                     --               --               --                4
      Auditing fees                                            48               54               47               34
      Custodian fees (Note B)                                 826              177              617              109
      Insurance expense                                        88                8               48                4
      Legal fees                                               28               20               18               18
      Trustees' fees and expenses                              69               12               50                9
      Miscellaneous                                            --               15               --               --
                                                    -----------------------------------------------------------------
        Total expenses                                     26,072            3,578           18,955            2,144
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                            (4)              (6)              (5)              (1)
                                                    -----------------------------------------------------------------
        Total net expenses                                 26,068            3,572           18,950            2,143
                                                    -----------------------------------------------------------------
        Net investment income (loss)                       60,087             (502)          51,968            2,271
                                                    -----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers             853,341           57,698          353,820           22,484
    Net realized gain on investment securities
      sold in non-controlled affiliated issuers                --               --               --               --
    Net realized gain on option contracts
      (Note A)                                              7,672               --               --               --
    Net realized gain on financial futures
      contracts (Note A)                                  130,832               --               --               --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, and option
      contracts (Note A)                                  406,548          135,208          531,136           81,446
                                                    -----------------------------------------------------------------
        Net gain on investments                         1,398,393          192,906          884,956          103,930
                                                    -----------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $   1,458,480    $     192,404    $     936,924    $     106,201
                                                    -----------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                      Year                            Year
                                                      FOCUS                          GENESIS
                                                      Ended                           Ended
                                                   August 31,                      August 31,
                                                    PORTFOLIO                       PORTFOLIO
(000'S OMITTED)                               1999            1998            1999            1998
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      5,971    $     10,123    $     18,739    $     23,438
    Net realized gain (loss) on
      investments                              203,107          74,686        (110,390)         35,406
    Change in net unrealized
      appreciation (depreciation) of
      investments                              283,206        (360,086)        413,682        (545,041)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         492,284        (275,277)        322,031        (486,197)
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   50,568         178,065         528,302       1,557,053
    Reductions                                (313,932)       (158,751)       (911,584)       (342,152)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      (263,364)         19,314        (383,282)      1,214,901
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          228,920        (255,963)        (61,251)        728,704
NET ASSETS:
    Beginning of year                        1,317,478       1,573,441       1,812,355       1,083,651
                                          -------------------------------------------------------------
    End of year                           $  1,546,398    $  1,317,478    $  1,751,104    $  1,812,355
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                               Year                       Year                       Year
                                             GUARDIAN                   MANHATTAN                  PARTNERS
                                               Ended                      Ended                      Ended
                                            August 31,                 August 31,                 August 31,
                                             PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                        1999          1998         1999         1998          1999          1998
                                     -------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)     $   60,087    $   78,026    $    (502)   $    (343)   $   51,968    $   46,344
    Net realized gain (loss) on
      investments                       991,845       893,833       57,698       45,585       353,820       408,784
    Change in net unrealized
      appreciation (depreciation)
      of investments                    406,548    (2,420,985)     135,208     (106,156)      531,136      (872,798)
                                     -------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from
      operations                      1,458,480    (1,449,126)     192,404      (60,914)      936,924      (417,670)
                                     -------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS'
  BENEFICIAL INTERESTS:
    Additions                           164,857       391,142       47,432       53,069       230,354       743,583
    Reductions                       (2,687,422)   (1,912,418)    (150,336)     (90,539)     (979,875)     (320,149)
                                     -------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from
      transactions in investors'
      beneficial interests           (2,522,565)   (1,521,276)    (102,904)     (37,470)     (749,521)      423,434
                                     -------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS                             (1,064,085)   (2,970,402)      89,500      (98,384)      187,403         5,764
NET ASSETS:
    Beginning of year                 5,787,805     8,758,207      523,359      621,743     3,581,337     3,575,573
                                     -------------------------------------------------------------------------------
    End of year                      $4,723,720    $5,787,805    $ 612,859    $ 523,359    $3,768,740    $3,581,337
                                     -------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                    SOCIALLY
                                                      Year
                                                   RESPONSIVE
                                                      Ended
                                                   August 31,
                                                    PORTFOLIO
(000'S OMITTED)                               1999            1998
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      2,271    $      2,863
    Net realized gain (loss) on
      investments                               22,484          26,331
    Change in net unrealized
      appreciation (depreciation) of
      investments                               81,446         (50,773)
                                          -----------------------------
    Net increase (decrease) in net
      assets resulting from operations         106,201         (21,579)
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   53,231          71,633
    Reductions                                 (45,169)        (23,485)
                                          -----------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests         8,062          48,148
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS          114,263          26,569
NET ASSETS:
    Beginning of year                          282,850         256,281
                                          -----------------------------
    End of year                           $    397,113    $    282,850
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Portfolio ("Focus"), Neuberger Berman Genesis Portfolio ("Genesis"), Neuberger Berman Guardian Portfolio ("Guardian"), Neuberger Berman Manhattan Portfolio ("Manhattan"), Neuberger Berman Partners Portfolio ("Partners"), and Neuberger Berman Socially Responsive Portfolio ("Socially Responsive") (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) ORGANIZATION EXPENSES: Organization expenses incurred by Socially Responsive were fully amortized as of August 31, 1999.
8) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
9) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.
   Summary of option transactions for the year ended August 31, 1999:

                                                                           VALUE
                                                                            WHEN
FOCUS                                                          NUMBER     WRITTEN
-----------------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/98                                       0    $        0
CONTRACTS WRITTEN                                              13,180     3,866,000
CONTRACTS EXPIRED                                              (1,880)     (920,000)
CONTRACTS EXERCISED                                            (3,525)     (870,000)
CONTRACTS CLOSED                                               (4,775)   (1,635,000)
                                                              ---------------------
CONTRACTS OUTSTANDING 8/31/99                                   3,000    $  441,000
                                                              ---------------------

                                                                            VALUE
                                                                             WHEN
GUARDIAN                                                       NUMBER      WRITTEN
-------------------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/98                                    7,018   $  3,498,000
CONTRACTS WRITTEN                                               87,950     45,460,000
CONTRACTS EXPIRED                                              (12,518)    (5,082,000)
CONTRACTS EXERCISED                                            (20,000)   (10,046,000)
CONTRACTS CLOSED                                               (38,700)   (18,384,000)
                                                              -----------------------
CONTRACTS OUTSTANDING 8/31/99                                   23,750   $ 15,446,000
                                                              -----------------------

10) FINANCIAL FUTURES CONTRACTS: Socially Responsive may buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. Also, Focus and Guardian may each buy and sell stock index futures contracts for purposes of managing cash flow. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
       During the year ended August 31, 1999, Focus and Socially Responsive did not enter into any financial futures contracts.

       At August 31, 1999, open positions in financial futures contracts for Guardian were as follows:

                                                                                UNREALIZED
EXPIRATION                     OPEN CONTRACTS               POSITION           DEPRECIATION
--------------------------------------------------------------------------------------------
September 1999             1,245 S&P 500 Futures              Long             $11,506,000

      At August 31, 1999, Guardian had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

PRINCIPAL
AMOUNT                                   SECURITY
------------------------------------------------------------------
     $34,200,000        U.S. Treasury Bills, 4.60%, due 11/18/1999

11) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. The Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the Portfolios and Morgan, based on the number and duration of the lending transactions. At August 31, 1999, the value of the securities loaned and the value of the collateral were as follows:

                                                            VALUE OF
                                                           SECURITIES      VALUE OF
                                                             LOANED       COLLATERAL
-------------------------------------------------------------------------------------
FOCUS                                                     $  6,975,000   $  7,114,000

GENESIS                                                     41,691,000     42,525,000

GUARDIAN                                                    23,957,000     24,437,000

MANHATTAN                                                  116,579,000    118,910,000

PARTNERS                                                   136,904,000    139,642,000

SOCIALLY RESPONSIVE                                          2,294,000      2,340,000

12) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by any entity that invested in Genesis to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated.
   As of August 31, 1999, all of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan, Morgan had agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $1,177 and $2,359, $699 and $4,592, $2,599 and $1,768, $978 and $4,544, $2,894 and $2,200, and $200 and $448, for Focus,
Genesis, Guardian, Manhattan, Partners, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1999, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) as follows:

                                                         PURCHASES          SALES
--------------------------------------------------------------------------------------
FOCUS                                                  $  898,828,000   $1,171,958,000

GENESIS                                                   573,691,000      868,673,000

GUARDIAN                                                3,678,666,000    6,448,039,000

MANHATTAN                                                 677,511,000      795,813,000

PARTNERS                                                5,124,066,000    5,825,740,000

SOCIALLY RESPONSIVE                                       186,150,000      182,832,000

   During the year ended August 31, 1999, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                OTHER
                                                 NEUBERGER     BROKERS        TOTAL
--------------------------------------------------------------------------------------
FOCUS                                            $ 984,000    $  988,000   $ 1,972,000

GENESIS                                          1,035,000     1,115,000     2,150,000

GUARDIAN                                         3,975,000     6,818,000    10,793,000

MANHATTAN                                          495,000       660,000     1,155,000

PARTNERS                                         7,694,000     6,523,000    14,217,000

SOCIALLY RESPONSIVE                                330,000       155,000       485,000

NOTE D -- LINE OF CREDIT:
   At August 31, 1999, Genesis and Manhattan were two of the holders of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% (0.09% effective September 1, 1999) per annum of the available line of credit is charged, of which Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis and Manhattan had no loans outstanding pursuant to this line of credit at August 31, 1999. During the year ended August 31, 1999, Genesis and Manhattan did not utilize this line of credit.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

        FOCUS
                       BALANCE OF      GROSS         GROSS      BALANCE OF
                       SHARES HELD   PURCHASES       SALES      SHARES HELD      VALUE
                       AUGUST 31,       AND           AND       AUGUST 31,    AUGUST 31,
NAME OF ISSUER:           1998       ADDITIONS    REDUCTIONS       1999          1999
-----------------------------------------------------------------------------------------
ADVANTA Corp.
Class A**                 948,694            0       948,694             0    $         0

ADVANTA Corp.
Class B**                 910,000            0       910,000             0              0

Photronics Inc.           940,000      447,500        85,000     1,302,500     31,097,000

Sierra Health
Services**              1,360,000            0     1,360,000             0              0

       GENESIS
                       BALANCE OF      GROSS         GROSS      BALANCE OF
                       SHARES HELD   PURCHASES       SALES      SHARES HELD      VALUE
                       AUGUST 31,       AND           AND       AUGUST 31,    AUGUST 31,
NAME OF ISSUER:           1998       ADDITIONS    REDUCTIONS       1999          1999
-----------------------------------------------------------------------------------------
AAR Corp.               1,748,650       60,900       38,200      1,771,350    $37,863,000

ADAC Laboratories**     1,003,100       42,200      138,800        906,500      5,326,000

Alliant Techsystems       648,500      110,900       96,200        663,200     48,414,000

Aviall Inc.             1,194,100       50,400       25,000      1,219,500     13,567,000

Davox Corp.                     0    1,075,600            0      1,075,600     14,991,000

DONCASTERS PLC ADR        468,300       10,000            0        478,300      6,636,000

Eltron
International**           420,000            0      420,000              0              0

Highland Bancorp                0      331,400            0        331,400      6,172,000

Inprise Corp.**         2,606,300            0      404,700      2,201,600      9,288,000

Pameco Corp.**            281,800            0      281,800              0              0

Primex Technologies       235,000      565,400            0        800,400     16,708,000

SOS Staffing Services     641,900      172,500            0        814,400      4,835,000

      GUARDIAN
                       BALANCE OF      GROSS         GROSS      BALANCE OF
                       SHARES HELD   PURCHASES       SALES      SHARES HELD      VALUE
                       AUGUST 31,       AND           AND       AUGUST 31,     AUGUST 31,
NAME OF ISSUER:           1998       ADDITIONS    REDUCTIONS       1999           1999
------------------------------------------------------------------------------------------
Cabot Corp.**           3,841,000            0       845,000     2,996,000    $ 69,095,000

Capital One
Financial**             3,087,900    2,599,100     2,216,200     3,470,800     131,023,000

Coltec Industries**     4,863,900            0     4,863,900             0               0

Countrywide Credit
Industries**            6,590,000            0     5,427,100     1,162,900      37,358,000

Foundation Health
Systems**               9,939,900            0     9,939,900             0               0

Mark IV Industries**    2,942,081            0     2,942,081             0               0

PacifiCare Health
Systems Class B**       1,988,564        7,000     1,995,564             0               0

UCAR International**    2,176,200            0     2,176,200             0               0

Wellpoint Health
Networks**              3,674,996       25,000     1,117,000     2,582,996     188,236,000

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT AUGUST 31, 1999, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                                                                    Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                             --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                             .51%           .51%           .53%           .54%           --
                                                             --------------------------------------------------------------------
    Net Expenses                                                  .51%           .51%           .53%           .54%          .57%
                                                             --------------------------------------------------------------------
    Net Investment Income                                         .37%           .59%           .54%          1.04%         1.05%
                                                             --------------------------------------------------------------------
Portfolio Turnover Rate                                            57%            64%            63%            39%           36%
                                                             --------------------------------------------------------------------
Net Assets, End of Year (in millions)                        $1,546.4       $1,317.5       $1,573.4       $1,122.4        $969.2
                                                             --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                                Year Ended August 31,
                                              1999          1998          1997         1996        1995
                                            -------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            .75%          .72%          .77%        .85%         --
                                            -------------------------------------------------------------
    Net Expenses                                 .75%          .72%(2)       .77%(2)     .85%(2)     .94%(2)
                                            -------------------------------------------------------------
    Net Investment Income                       1.02%         1.13%          .32%        .27%        .25%
                                            -------------------------------------------------------------
Portfolio Turnover Rate                           33%           18%           18%         21%         37%
                                            -------------------------------------------------------------
Net Assets, End of Year (in millions)       $1,751.1      $1,812.4      $1,083.7      $259.9      $142.2
                                            -------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                        YEAR ENDED AUGUST 31,
                                1998       1997       1996       1995
-------------------------------------------------------------
Net Expenses                 .74%       .87%       .95%       .97%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                                                    Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                             --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                             .46%           .46%           .46%           .46%            --
                                                             --------------------------------------------------------------------
    Net Expenses                                                  .46%           .46%           .46%           .46%           .48%
                                                             --------------------------------------------------------------------
    Net Investment Income                                        1.06%           .92%           .89%          1.72%          1.72%
                                                             --------------------------------------------------------------------
Portfolio Turnover Rate                                            73%            60%            50%            37%            26%
                                                             --------------------------------------------------------------------
Net Assets, End of Year (in millions)                        $4,723.7       $5,787.8       $8,758.2       $6,232.5       $4,613.2
                                                             --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                                                                    Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                             --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                            .58%           .57%           .59%           .58%            --
                                                             --------------------------------------------------------------------
    Net Expenses                                                 .58%           .57%           .59%           .58%           .59%
                                                             --------------------------------------------------------------------
    Net Investment Income (Loss)                                (.08%)         (.05%)          .20%           .13%           .42%
                                                             --------------------------------------------------------------------
Portfolio Turnover Rate                                          115%            90%            89%            53%            44%
                                                             --------------------------------------------------------------------
Net Assets, End of Year (in millions)                         $612.9         $523.4         $621.7         $567.4         $645.4
                                                             --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                                                                    Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                             --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                             .47%           .47%           .48%           .51%            --
                                                             --------------------------------------------------------------------
    Net Expenses                                                  .47%           .47%           .48%           .51%           .53%
                                                             --------------------------------------------------------------------
    Net Investment Income                                        1.29%          1.11%          1.05%          1.26%          1.13%
                                                             --------------------------------------------------------------------
Portfolio Turnover Rate                                           132%           109%            77%            96%            98%
                                                             --------------------------------------------------------------------
Net Assets, End of Year (in millions)                        $3,768.7       $3,581.3       $3,575.6       $1,999.6       $1,623.5
                                                             --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                                    Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                             --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                            .59%           .60%           .63%           .65%            --
                                                             --------------------------------------------------------------------
    Net Expenses                                                 .59%           .60%           .63%           .65%           .68%
                                                             --------------------------------------------------------------------
    Net Investment Income                                        .63%           .92%          1.08%          1.02%          1.18%
                                                             --------------------------------------------------------------------
Portfolio Turnover Rate                                           53%            47%            51%            53%            58%
                                                             --------------------------------------------------------------------
Net Assets, End of Year (in millions)                         $397.1         $282.9         $256.3         $158.5          $96.7
                                                             --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Manhattan Portfolio and
Neuberger Berman Socially Responsive Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman Manhattan Portfolio and Neuberger Berman Socially Responsive Portfolio (collectively the "Portfolios") at August 31, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 8, 1999

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Focus Portfolio
Neuberger Berman Genesis Portfolio
Neuberger Berman Guardian Portfolio and
Neuberger Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Focus Portfolio, Neuberger Berman Genesis Portfolio, Neuberger Berman Guardian Portfolio, and Neuberger Berman Partners Portfolio, four of the series constituting Equity Managers Trust (the "Trust"), as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                                     [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 1, 1999

OTHER INFORMATION

DIRECTORY
INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264
SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698
CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180
LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800
INDEPENDENT ACCOUNTANTS/AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

OFFICERS AND TRUSTEES
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

-C- 1999 Neuberger Berman Management Inc.

            Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.




  NEUBERGER BERMAN

            NEUBERGER BERMAN MANAGEMENT INC.
            605 Third Avenue 2nd Floor
            New York, NY 10158-0180
            SHAREHOLDER SERVICES
            800.877.9700
            INSTITUTIONAL SERVICES
            800.366.6264
            WWW.NBFUNDS.COM









            [LOGO]  PRINTED ON RECYCLED PAPER      NMAAR9650899

                                                         NEUBERGER BERMAN







       NEUBERGER BERMAN

       EQUITY SERIES-registered trademark-
-----------------------------------------------------------
       GENESIS INSTITUTIONAL      ANNUAL REPORT
                                  AUGUST 31, 1999

TABLE OF CONTENTS


    THE FUND

    CHAIRMAN'S LETTER        A-4

    PORTFOLIO COMMENTARY     A-5

    GROWTH OF A DOLLAR
    CHART                    B-1
      COMPARISON OF A
      $10,000 INVESTMENT

    FINANCIAL STATEMENTS     B-2

    FINANCIAL HIGHLIGHTS     B-8
      PER SHARE DATA

    REPORT OF INDEPENDENT
    AUDITORS                B-10

    THE PORTFOLIO

    SCHEDULE OF INVESTMENTS  C-1
      TOP TEN EQUITY
      HOLDINGS

    FINANCIAL STATEMENTS     C-6

    FINANCIAL HIGHLIGHTS    C-13

    REPORT OF INDEPENDENT
    AUDITORS                C-14

    DIRECTORY                D-1

    OFFICERS AND TRUSTEES    D-2

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund name in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-1999 Neuberger Berman Management Inc.

CHAIRMAN'S LETTER                                                October 1, 1999

Dear Fellow Shareholder,
  In the summer of 1998, the sky appeared to be falling. Southeast Asian economies had collapsed, Russia was imploding, and Latin America seemed to be on the brink of financial disaster. Many investors feared that even the mighty U.S. economy would falter, and they began dumping stocks indiscriminately.
  At Neuberger Berman, we urged patience. We worked hard to assess the potential consequences of overseas economic troubles on our own economy. We came to the conclusion that things were not as bad as they seemed and opined that the drop in the U.S. stocks should be viewed as a long-term buying opportunity. In my letter in last year's Annual Report, I asked the rhetorical question, "Is this the time to abandon equities?" and answered, "We think not." This turned out to be good advice, as stocks rallied through most of fiscal 1999.
  Where do we go from here? Over the near term, we can't predict. A positive outlook for the U.S. and global economy must be tempered by concern that domestic equities valuations are quite high by historical yardsticks. We believe the only predictable thing in the financial markets is that vigorous investment research and disciplined portfolio management can enhance long-term returns.
  Sadly, this will be my last letter to you as Chairman of Neuberger Berman Equity Funds. After thirty-nine years in the investment business, the last twenty-five at Neuberger Berman, I am retiring. Although I will continue to serve as a consultant to the company, I will miss the daily contact with all my colleagues at Neuberger Berman and the opportunity to share my thoughts with you. I leave with pride and confidence, however, that the Neuberger Berman legacy lives on. Your assets remain in the hands of wise and experienced managers.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger Berman Equity Assets

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional
  For the six and twelve month periods concluding August 31, 1999, Genesis Institutional gained 11.12% and 19.30%, respectively, compared to the Russell 2000's 9.91% and 28.36% returns over the same time periods (See page B-1 for comparison of a $10,000 investment and average annual total returns as of August 31, 1999).*
  We are pleased with the fund's solid gains in fiscal 1999 following a very disappointing fiscal 1998. The fund's 12-month returns relative to its Russell 2000 benchmark, however, continue to reflect the large performance gap between small-cap growth and small-cap value stocks. Indeed, for the fiscal year, the Russell 2000 Growth Index gained 43.31% compared to the Russell 2000 Value Index's 14.08% return.
  We don't expect the wide performance gulf between growth and value stocks in the small-cap arena to continue forever. Small-cap value stocks made up some ground relative to small-cap growth stocks from April through July 1999 as investor sentiment, especially in Internet stocks, seemed to turn from greed to fear. We note that the flood of Internet IPOs (Initial Public Offerings) has slowed to a trickle and that the majority of 1999's Internet IPOs are now trading below their initial offering prices. We suspect that once-burned, twice-shy small-cap investors may continue to rotate away from speculative Internet stocks and into more reasonably valued small companies with operating track records and positive cash flow and earnings.
  At this juncture, however, the investing public is still shying away from small-cap value stocks. Corporate acquirers, on the other hand, are bargain hunting, as evidenced by accelerating takeover activity in this market sector. More than a dozen of our holdings were taken over during this fiscal year and we suspect more of our portfolio bargains will become targets in the year ahead. We are also seeing corporate managements aggressively buying their own deeply discounted stocks. The number of small-cap company share repurchase programs is approaching the totals seen following the 1987 market crash. This gives us hope that the investing public will soon become more enthusiastic.

----------------------------------------------------------------------
          Genesis Institutional (Cont'd)

  In the Genesis portfolio during fiscal 1999, our energy investments, primarily small oil services companies, posted impressive gains. They were among the portfolio's poorest performers last year, but we added to our positions in the energy sector, believing that as the global economy recovered, oil prices and oil service company profits would rebound strongly. Oil has surged to $23 per barrel, up from around $10 at the 1998 bottom, and we expect oil services company earning to follow suit.
  The portfolio's technology holdings also contributed to returns. On a relative performance basis, our focus on what we believed were reasonably valued technology stocks capable of consistent, if not spectacular, earnings growth worked against us through most of first half fiscal 1999, when the Internet stocks were sizzling. This strategy worked to our advantage in the second half, when the "dot-com" stocks flamed out.
  Portfolio disappointments include financial stocks, most notably small savings and loans institutions, whose earnings were restrained by rising interest rates and the flat yield curve. We believe modestly higher interest rates are already baked into current valuations. Should interest rates stabilize around current levels or drop, the financials could regain momentum. Separately, despite recording decent operating results, our healthcare investments also languished. This group remains under a cloud of uncertainty regarding changes in federal insurance reimbursement programs; it also suffers from a general lack of interest from small-cap investors focused on the hot technology sector. Going forward, if our healthcare positions meet earnings expectations, we believe they will receive a better diagnosis from investors.
  Let us give you an example of a current portfolio holding that demonstrates our value-oriented discipline. Bear in mind this is not a recommendation and we may sell this stock without notice if circumstances change. Methode Electronics has two businesses. The first, auto electronics components, has been a "steady as she goes" growth business benefiting from the secular growth of electronic systems in automobiles. Methode's second business, electronic components that

----------------------------------------------------------------------
          Genesis Institutional (Cont'd)
expand the bandwidth of telecommunications companies' networks, is considerably more exciting. The Internet requires faster, higher capacity digital transmission systems, so the demand for greater bandwidth is exploding. Methode already has several leading telecommunications equipment companies on its customer list. Yet, despite a promising start in this fast growth business, at the close of this reporting period, Methode was trading at around 14 times next calendar year's earnings estimates. We believe our 20% annual earnings growth rate projections for Methode could prove conservative if the company's bandwidth enhancing electronics business lives up to its potential. Even if it takes longer to develop, we believe the stock is supported at current levels by its stable auto electronics business.
  In closing, the Genesis portfolio delivered solid returns in fiscal 1999. We stuck with our discipline during a very difficult period for small-cap value stocks. We see excellent value in our portfolio and remain confident these bargains will attract more investor attention in the year ahead.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*The  Russell 2000-Registered Trademark- Index  is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. The Russell 2000-Registered Trademark-Growth Index measures the performance of those Russell 2000-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000-Registered Trademark- Value Index measures the performance of those Russell 2000-Registered Trademark- Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The
 Portfolio invests in many securities not included in the above-described indices.

----------------------------------------------------------------------
          Genesis Institutional (Cont'd)

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATIONS ARE SET FORTH IN THE PROSPECTUS.

 Past performance is no guarantee of future results.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Genesis Institutional

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                              Genesis  Russell 2000-Registered Trademark-(2)
1 Year                                        +19.30%                                +28.36%
5 Year                                        +15.21%                                +12.31%
10 Year                                       +11.42%                                +10.97%
                                Genesis Institutional                           Russell 2000
1989                                          $10,000                                $10,000
1990                                           $7,847                                 $8,019
1991                                          $10,621                                $10,525
1992                                          $11,163                                $11,294
1993                                          $13,865                                $14,967
1994                                          $14,526                                $15,846
1995                                          $17,386                                $19,146
1996                                          $21,093                                $21,218
1997                                          $30,440                                $27,362
1998                                          $24,711                                $22,055
1999                                          $29,479                                $28,309

   The performance information for Neuberger Berman Genesis Institutional is as of August 31, 1999. Neuberger Berman Genesis Institutional started operating on July 1, 1999. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Genesis Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before July 1, 1999, is for the Sister Fund. Management voluntarily bears certain operating expenses that exceed, in the aggregate, 0.85% of average daily net assets per annum of Genesis Institutional. Absent such arrangement, the average annual total returns of Genesis Institutional would have been less.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Genesis Institutional and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 2000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                                August
                                                                  31,
(000'S OMITTED EXCEPT PER SHARE AMOUNT)                          1999
                                                               ---------
ASSETS
      Investment in Portfolio, at value (Note A)               $224,006
      Receivable for Trust shares sold                              725
      Receivable from administrator -- net (Note B)                  14
                                                               ---------
                                                                224,745
                                                               ---------
LIABILITIES
      Payable for Trust shares redeemed                             493
      Accrued expenses and other payables                            28
                                                               ---------
                                                                    521
                                                               ---------
NET ASSETS at value                                            $224,224
                                                               ---------

NET ASSETS consist of:
      Par value                                                $     11
      Paid-in capital in excess of par value                    232,531
      Accumulated undistributed net investment income               190
      Accumulated net realized gains on investment                  199
      Net unrealized depreciation in value of investment         (8,707)
                                                               ---------
NET ASSETS at value                                            $224,224
                                                               ---------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)             11,058
                                                               ---------

NET ASSET VALUE, offering and redemption price per share         $20.28
                                                               ---------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                                    For the
                                                                  Period from
                                                                 July 1, 1999
                                                                 (Commencement
                                                                of Operations)
                                                                      to
                                                                  August 31,
(000'S OMITTED)                                                    1999
                                                                ---------------
INVESTMENT INCOME
    Investment income from Portfolio (Note A)                       $   527
                                                                ---------------
    Expenses:
      Administration fee (Note B)                                        59
      Registration and filing fees                                       37
      Legal fees                                                         36
      Shareholder reports                                                19
      Auditing fees                                                       4
      Shareholder servicing agent fees                                    3
      Custodian fees                                                      2
      Trustees' fees and expenses                                         1
      Expenses from Portfolio (Notes A & B)                             295
                                                                ---------------
        Total expenses                                                  456
      Expenses reimbursed by administrator and reduced by
        custodian fee expense offset arrangement (Note B)              (119)
                                                                ---------------
        Total net expenses                                              337
                                                                ---------------
        Net investment income                                           190
                                                                ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
  PORTFOLIO (NOTE A)
    Net realized gain on investment securities                          454
    Net unrealized depreciation of investment securities             (8,707)
                                                                ---------------
        Net loss on investments from Portfolio (Note A)              (8,253)
                                                                ---------------
        Net decrease in net assets resulting from operations        $(8,063)
                                                                ---------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                                  Period from
                                                                 July 1, 1999
                                                                 (Commencement
                                                                of Operations)
                                                                      to
                                                                  August 31,
(000'S OMITTED)                                                    1999
                                                                ---------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                          $    190
    Net realized gain on investments from Portfolio
      (Note A)                                                          454
    Net unrealized depreciation of investments from
      Portfolio (Note A)                                             (8,707)
                                                                ---------------
    Net decrease in net assets resulting from operations             (8,063)
                                                                ---------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                                       241,112
    Payments for shares redeemed                                     (8,825)
                                                                ---------------
    Net increase from Trust share transactions                      232,287
                                                                ---------------
NET INCREASE IN NET ASSETS                                          224,224
NET ASSETS:
    Beginning of period                                                  --
                                                                ---------------
    End of period                                                  $224,224
                                                                ---------------
    Accumulated undistributed net investment income at end
      of period                                                    $    190
                                                                ---------------

NUMBER OF TRUST SHARES:
    Sold                                                             11,479
    Redeemed                                                           (421)
                                                                ---------------
    Net increase in shares outstanding                               11,058
                                                                ---------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Series

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Genesis Institutional (the "Fund") is a separate operating series of Neuberger Berman Equity Series (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated September 22, 1998. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until July 1, 1999, other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act, and registration of its shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in the Neuberger Berman Genesis Portfolio of Equity Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (12.79% at August 31, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Portfolio at value. Investment securities held by the Portfolio are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) TAXES: The Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the intention of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: The Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Portfolio are allocated pro rata among its respective funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   The Fund retains Neuberger Berman Management Inc. ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.15% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Portfolio (see Note B of Notes to Financial Statements of the Portfolio).
   Management has voluntarily undertaken to reimburse the Fund through December 31, 2002, for its operating expenses plus its pro rata share of the Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 0.85% per annum of the Fund's average daily net assets. For the period ended August 31, 1999, such excess expenses amounted to $118,939.
   As of August 31, 1999, all of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.

   The Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Fund.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Portfolio, was a reduction of $15.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the period ended August 31, 1999, additions and reductions in the Fund's investment in the Portfolio amounted to $239,871,000 and $7,844,000, respectively.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Institutional(1)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Portfolio's Financial Statements and notes thereto.

                                                                          Period from
                                                                            July 1,
                                                                           1999(2) to
                                                                           August 31,
                                                                            1999
                                                                         --------------
Net Asset Value, Beginning of Period                                         $21.01
                                                                         --------------
Income From Investment Operations
    Net Investment Income                                                       .02
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                               (.75)
                                                                         --------------
      Total From Investment Operations                                         (.73)
                                                                         --------------
Net Asset Value, End of Period                                               $20.28
                                                                         --------------
Total Return(3)(4)                                                            -3.47%
                                                                         --------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                                  $224.2
                                                                         --------------
    Ratio of Gross Expenses to Average Net Assets(5)(6)                         .85%
                                                                         --------------
    Ratio of Net Expenses to Average Net Assets(6)(7)                           .85%
                                                                         --------------
    Ratio of Net Investment Income to Average Net Assets(6)                     .48%
                                                                         --------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Genesis Institutional
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                              Period From
                                                              July 1, 1999 to
                                                              August 31,
                                                                 1999
------------------------------------------------------------------------------
Net Expenses                                                       1.15%
                                                              ----------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of Neuberger Berman Equity Series and
Shareholders of Neuberger Berman Genesis Institutional

   We have audited the accompanying statement of assets and liabilities of Neuberger Berman Genesis Institutional, one of the series constituting the Neuberger Berman Equity Series (the "Trust"), as of August 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from July 1, 1999 (commencement of operations) to August 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Genesis Institutional of Neuberger Berman Equity Series at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 1, 1999 (commencement of operations) to August 31, 1999, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 1, 1999

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Alliant Techsystems                             2.8%
 2.  Dallas Semiconductor                            2.7%
 3.  Newport News Shipbuilding                       2.4%
 4.  Zebra Technologies                              2.2%
 5.  AAR Corp.                                       2.2%
 6.  AptarGroup Inc.                                 2.1%
 7.  Trigon Healthcare                               2.0%
 8.  Webster Financial                               1.8%
 9.  United Stationers                               1.7%
10.  Cordant Technologies                            1.6%

                                                 Market
Number                                          Value(1)
of                                               (000's
Shares                                          omitted)
---                                            ----------
COMMON STOCKS (96.5%)
AEROSPACE (6.7%)
 1,771,350  AAR Corp.                        $   37,863(2)
 1,219,500  Aviall Inc.                          13,567(2)(3)
   658,700  Cordant Technologies                 27,254
   478,300  DONCASTERS PLC ADR                    6,636(2)(3)
   299,850  Ducommun Inc.                         3,598(3)
   205,400  Howmet International                  3,672(3)
   425,000  Ladish Co.                            2,975(3)
   344,700  Moog, Inc. Class A                   11,289(3)
   471,500  Orbital Sciences                     10,461(3)
                                             ----------
                                                117,315
                                             ----------
AUTOMOTIVE (0.7%)
   607,200  Donaldson Co.                        11,916
                                             ----------
BANKING & FINANCIAL (7.2%)
   534,200  Bank United                          18,330
   573,100  Community First Bankshares           11,766
   667,600  Cullen/Frost Bankers                 17,441
   331,400  Highland Bancorp                      6,172(2)
   291,000  Ocean Financial                  $    5,202
 1,008,300  Peoples Heritage Financial Group      16,952
   116,212  Queens County Bancorp                 3,196
   726,675  Sterling Bancshares                   8,720
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
   300,350  Texas Regional Bancshares             7,678
 1,163,400  Webster Financial                    31,339
                                             ----------
                                                126,796
                                             ----------
BASIC MATERIALS (0.5%)
   230,200  Lone Star Industries                  7,913
                                             ----------
BUILDING, CONSTRUCTION & FURNISHING (1.1%)
   294,800  Lincoln Electric Holdings             5,970
   273,600  Simpson Manufacturing                14,090(3)
                                             ----------
                                                 20,060
                                             ----------
BUSINESS SERVICES (3.0%)
 1,075,600  Davox Corp.                          14,991(2)(3)
   343,500  Fair, Isaac & Co.                     9,704
   418,300  Navigant Consulting                  18,353(3)
   209,000  Valassis Communications               9,144(3)
                                             ----------
                                                 52,192
                                             ----------
CONSUMER CYCLICALS (0.4%)
   417,600  Coachmen Industries                   6,603
                                             ----------
CONSUMER PRODUCTS & SERVICES (5.7%)
   801,000  Alberto-Culver Class A               17,272
   530,637  Block Drug                           21,325
   101,800  Bush Boake Allen                      2,653(3)
   521,300  Church & Dwight                      24,241
   349,800  Matthews International                9,488
 1,086,800  Ruddick Corp.                        20,174
   462,000  The First Years                       4,995
                                             ----------
                                                100,148
                                             ----------
DEFENSE (6.1%)
   663,200  Alliant Techsystems              $   48,414(2)(3)
 1,309,100  Newport News Shipbuilding            41,155
   800,400  Primex Technologies                  16,708(2)
                                             ----------
                                                106,277
                                             ----------
DIAGNOSTIC EQUIPMENT (0.3%)
   906,500  ADAC Laboratories                     5,326
                                             ----------
ELECTRONICS (4.9%)
   456,900  Benchmark Electronics                16,820(3)
   951,900  Dallas Semiconductor                 48,071

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
   289,800  Etec Systems                         12,751(3)
   172,100  SCI Systems                           8,573(3)
                                             ----------
                                                 86,215
                                             ----------
ENERGY (1.8%)
   692,300  Cabot Oil & Gas                      13,197
   150,000  Cross Timbers Oil                     1,856
   808,290  Swift Energy                         10,205(3)
   875,800  Unit Corp.                            6,733(3)
                                             ----------
                                                 31,991
                                             ----------
HEALTH CARE (9.8%)
   977,800  Acuson Corp.                         15,400(3)
   174,600  Arrow International                   5,063
   275,400  CONMED Corp.                          7,711(3)
   709,000  DENTSPLY International               17,592
 1,207,900  Haemonetics Corp.                    23,630(3)
   885,300  Mentor Corp.                         20,694
   389,950  Patterson Dental                     15,988(3)
   275,000  Respironics, Inc.                     2,733(3)
   503,700  STAAR Surgical                        5,981(3)
   940,700  Trigon Healthcare                    34,159(3)
   679,600  Universal Health Services Class B       22,682(3)
                                             ----------
                                                171,633
                                             ----------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (7.2%)
   356,300  BMC Industries                   $    4,387
   474,900  Brady Corp.                          14,247
   282,000  Dionex Corp.                         11,227(3)
 1,261,300  Hussmann International               21,442
   369,700  IDEX Corp.                           10,929
   770,200  Kaydon Corp.                         23,636
   183,100  Roper Industries                      6,557
   814,400  SOS Staffing Services                 4,835(2)(3)
 1,247,400  Wallace Computer Services            26,663
   203,750  Woodhead Industries                   2,248
                                             ----------
                                                126,171
                                             ----------
INSURANCE (3.5%)
   910,200  Annuity and Life Re                  20,138
   660,800  FBL Financial Group                  13,092
   857,900  Scottish Annuity & Life Holdings       8,365
   858,700  W. R. Berkley                        19,535
                                             ----------
                                                 61,130
                                             ----------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
LODGING (0.5%)
   846,000  Prime Hospitality                     7,878
                                             ----------
MACHINERY & EQUIPMENT (0.8%)
   686,600  Gardner Denver Machinery             13,174(3)
                                             ----------
OFFICE EQUIPMENT (1.7%)
 1,350,900  United Stationers                    30,564(3)
                                             ----------
OIL SERVICES (9.5%)
   390,700  Cal Dive International               14,700(3)
   748,600  Friede Goldman International          9,170(3)
 1,018,800  Global Industries                    11,398(3)
   938,100  IRI International                     4,397(3)
   619,500  Nabors Industries                    16,843(3)
 1,538,712  National-Oilwell                     26,158(3)
   793,400  Oceaneering International            15,918(3)
   781,600  Offshore Logistics               $    9,135(3)
   777,300  Pride International                  11,562(3)
   579,400  Smith International                  27,051(3)
   636,000  Tuboscope Inc.                        9,262(3)
   513,200  UTI Energy                           10,264(3)
                                             ----------
                                                165,858
                                             ----------
PACKING & CONTAINERS (2.1%)
 1,450,100  AptarGroup Inc.                      37,340
                                             ----------
PUBLISHING & BROADCASTING (2.2%)
   155,239  Hearst-Argyle Television              3,929(3)
   329,300  Houghton Mifflin                     15,724
   467,100  Meredith Corp.                       16,203
    78,866  Pulitzer Inc.                         3,455
                                             ----------
                                                 39,311
                                             ----------
RESTAURANTS (1.2%)
   890,050  Brinker International                21,361(3)
                                             ----------
RETAILING (2.7%)
   527,968  99 Cents Only Stores                 19,007(3)
   471,600  Claire's Stores                       8,872
   340,000  ShopKo Stores                         9,732(3)
   273,800  Whole Foods Market                    9,840(3)
                                             ----------
                                                 47,451
                                             ----------
TECHNOLOGY (8.0%)
   798,700  Analysts International               10,683
   242,000  Black Box                            11,102(3)

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                   ----------
   543,600  CACI International                   12,231(3)
 2,201,600  Inprise Corp.                         9,288(3)
   322,400  Jack Henry & Associates              10,478
   250,000  Keane, Inc.                           5,422(3)
 1,507,500  Methode Electronics Class A      $   27,135
 1,009,900  Wind River Systems                   16,095(3)
   812,500  Zebra Technologies                   38,187(3)
                                             ----------
                                                140,621
                                             ----------
TRANSPORTATION, SHIPPING & FREIGHT (0.7%)
   232,900  Air Express International             5,692
   190,900  Circle International Group            4,725
   213,600  Maritrans Inc.                        1,081
                                             ----------
                                                 11,498
                                             ----------
UTILITIES, ELECTRIC & GAS (8.2%)
   834,700  AGL Resources                        15,077
   326,000  Atmos Energy                          8,170
   282,500  Central Hudson Gas & Electric        11,936
   190,200  Connecticut Energy                    7,109
   144,300  Eastern Enterprises                   6,484
   855,200  Montana Power                        26,458
   173,000  National Fuel Gas                     8,142
   180,300  NICOR Inc.                            6,975
   345,900  NUI Corp.                             8,864
   283,100  ONEOK, Inc.                           8,794
   213,500  Otter Tail Power                      8,500
   766,784  Sierra Pacific Resources             18,690
   290,000  Washington Gas Light                  7,739
                                             ----------
                                                142,938
                                             ----------
            TOTAL COMMON STOCKS (COST $1,548,759)   1,689,680
                                             ----------
                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                   ----------
REPURCHASE AGREEMENTS (1.5%)
$26,740,000 State Street Bank and Trust Co.
             Repurchase Agreement, 5.25%,
             due 9/1/99, dated 8/31/99, Maturity
             Value $26,743,900, Collateralized by
             $27,405,000 U.S. Treasury Notes,
             5.875%, due 2/15/00 (Collateral Value
             $27,543,505)  (COST $26,740)    $   26,740(4)
                                             ----------
SHORT-TERM INVESTMENTS (3.6%)
10,000,000  American Express Credit Corp., 5.13%,
             due 9/3/99                           9,997
10,000,000  General Electric Capital Corp., 5.23%,
             due 9/8/99                           9,990
42,524,723  N&B Securities Lending Quality Fund, LLC      42,525
                                             ----------
            TOTAL SHORT-TERM INVESTMENTS (COST
             $62,512)                            62,512(4)
                                             ----------
            TOTAL INVESTMENTS (101.6%) (COST
             $1,638,011)                      1,778,932(5)
            Liabilities, less cash, receivables and
             other assets [(1.6%)]              (27,828)
                                             ----------
            TOTAL NET ASSETS (100.0%)        $1,751,104
                                             ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Genesis Portfolio
1) Investment securities of the Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolio values all other securities by a method the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated issuer (see Note E of Notes to Financial Statements).
3) Non-income producing security.
4) At cost, which approximates market value.
5) The cost of investments for U.S. Federal income tax purposes was $1,638,468,000. At August 31, 1999, gross unrealized appreciation of investments was $249,706,000 and gross unrealized depreciation of investments was $109,242,000, resulting in net unrealized appreciation of $140,464,000, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                                               August 31,
(000'S OMITTED)                                                   1999
                                                               ----------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of Investments:
          Unaffiliated issuers                                 $1,629,745
          Non-controlled affiliated issuers                       149,187
                                                               ----------
                                                                1,778,932
      Cash                                                              8
      Receivable for securities sold                               16,148
      Dividends and interest receivable                             3,940
      Prepaid expenses and other assets                                57
                                                               ----------
                                                                1,799,085
                                                               ----------
LIABILITIES
      Payable for collateral on securities loaned (Note A)         42,525
      Accrued expenses and other payables                           2,330
      Payable for securities purchased                              2,023
      Payable to investment manager (Note B)                        1,103
                                                               ----------
                                                                   47,981
                                                               ----------
NET ASSETS Applicable to Investors' Beneficial Interests       $1,751,104
                                                               ----------

NET ASSETS consist of:
      Paid-in capital                                          $1,610,183
      Net unrealized appreciation in value of investment
        securities                                                140,921
                                                               ----------
NET ASSETS                                                     $1,751,104
                                                               ----------
*Cost of investments:
Unaffiliated issuers                                           $1,490,335
Non-controlled affiliated issuers                                 147,676
                                                               ----------
      Total cost of investments                                $1,638,011
                                                               ----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                                                 For the
                                                                Year Ended
                                                                August 31,
(000'S OMITTED)                                                   1999
                                                                ----------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers                   $  25,981
      Dividend income -- non-controlled affiliated issuers          1,078
      Interest income                                               5,441
                                                                ----------
        Total income                                               32,500
                                                                ----------
    Expenses:
      Investment management fee (Note B)                           13,245
      Custodian fees (Note B)                                         342
      Auditing fees                                                    46
      Legal fees                                                       27
      Insurance expense                                                26
      Trustees' fees and expenses                                      25
      Accounting fees                                                  10
      Miscellaneous                                                    45
                                                                ----------
        Total expenses                                             13,766
      Expenses reduced by custodian fee expense offset
        arrangement (Note B)                                           (5)
                                                                ----------
        Total net expenses                                         13,761
                                                                ----------
        Net investment income                                      18,739
                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investment securities sold in
      unaffiliated issuers                                       (111,789)
    Net realized gain on investment securities sold in
      non-controlled affiliated issuers                             1,399
    Change in net unrealized appreciation (depreciation) of
      investment securities                                       413,682
                                                                ----------
        Net gain on investments                                   303,292
                                                                ----------
        Net increase in net assets resulting from operations    $ 322,031
                                                                ----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                                                        Year
                                                                       Ended
                                                                     August 31,
(000'S OMITTED)                                                 1999            1998
                                                             --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                                    $   18,739      $   23,438
    Net realized gain (loss) on investments                    (110,390)         35,406
    Change in net unrealized appreciation (depreciation)
      of investments                                            413,682        (545,041)
                                                             --------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                322,031        (486,197)
                                                             --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                   528,302       1,557,053
    Reductions                                                 (911,584)       (342,152)
                                                             --------------------------
    Net increase (decrease) in net assets resulting from
      transactions in investors' beneficial interests          (383,282)      1,214,901
                                                             --------------------------
NET INCREASE (DECREASE) IN NET ASSETS                           (61,251)        728,704
NET ASSETS:
    Beginning of year                                         1,812,355       1,083,651
                                                             --------------------------
    End of year                                              $1,751,104      $1,812,355
                                                             --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Genesis Portfolio (the "Portfolio") is a separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Portfolio and other portfolios of Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
5) EXPENSE ALLOCATION: The Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
6) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolio makes security loans. The Portfolio will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of its investors from qualifying as a regulated investment company. Effective
   June 1, 1998, the Portfolio entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolio receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolio receives a fee, payable monthly, negotiated by the Portfolio and Morgan, based on the number and duration of the lending transactions. At August 31, 1999, the value of the securities loaned and the value of the collateral were $41,691,000 and $42,525,000, respectively.
7) REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Portfolio to obtain those securities in the event of a default under the repurchase agreement. The Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, the Portfolio pays Management a fee at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, Management had voluntarily agreed to waive a portion of the management fee borne directly by the Portfolio and indirectly by any entity that invested in the Portfolio to reduce the annual fee by 0.10% per annum of average daily net assets of the Portfolio. Effective December 15, 1997, the above waiver was terminated.
   As of August 31, 1999, all of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio.

Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Portfolio and Morgan, Morgan had agreed to reimburse the Portfolio for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $699 and $4,592.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1999, there were purchase and sale transactions (excluding short-term securities) of $573,691,000 and $868,673,000, respectively.
   During the year ended August 31, 1999, brokerage commissions on securities transactions amounted to $2,150,000, of which Neuberger received $1,035,000, and other brokers received $1,115,000.

NOTE D -- LINE OF CREDIT
   At August 31, 1999, the Portfolio was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% (0.09% effective September 1, 1999) per annum of the available line of credit is charged, of which the Portfolio has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Portfolio will have access to the entire $100,000,000 at any particular time. The Portfolio had no loans outstanding pursuant to this line of credit at August 31, 1999, nor had the Portfolio utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                            BALANCE OF      GROSS       GROSS      BALANCE OF
                            SHARES HELD   PURCHASES     SALES      SHARES HELD      VALUE
                            AUGUST 31,       AND         AND       AUGUST 31,    AUGUST 31,
NAME OF ISSUER:                1998       ADDITIONS   REDUCTIONS      1999          1999
--------------------------------------------------------------------------------------------
AAR Corp.                    1,748,650      60,900      38,200      1,771,350    $37,863,000
ADAC Laboratories**          1,003,100      42,200     138,800        906,500      5,326,000
Alliant Techsystems            648,500     110,900      96,200        663,200     48,414,000
Aviall Inc.                  1,194,100      50,400      25,000      1,219,500     13,567,000
Davox Corp.                          0    1,075,600          0      1,075,600     14,991,000
DONCASTERS PLC ADR             468,300      10,000           0        478,300      6,636,000
Eltron International**         420,000           0     420,000              0              0
Highland Bancorp                     0     331,400           0        331,400      6,172,000
Inprise Corp.**              2,606,300           0     404,700      2,201,600      9,288,000
Pameco Corp.**                 281,800           0     281,800              0              0
Primex Technologies            235,000     565,400           0        800,400     16,708,000
SOS Staffing Services          641,900     172,500           0        814,400      4,835,000

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT AUGUST 31, 1999, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED
  WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                       Year Ended August 31,
                                          1999        1998        1997       1996      1995
                                        ----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                        .75%        .72%        .77%      .85%       --
                                        ----------------------------------------------------
    Net Expenses                             .75%        .72%(2)      .77%(2)    .85%(2)    .94%(2)
                                        ----------------------------------------------------
    Net Investment Income                   1.02%       1.13%        .32%      .27%      .25%
                                        ----------------------------------------------------
Portfolio Turnover Rate                       33%         18%         18%       21%       37%
                                        ----------------------------------------------------
Net Assets, End of Year (in
 millions)                              $1,751.1    $1,812.4    $1,083.7    $259.9    $142.2
                                        ----------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                        YEAR ENDED AUGUST 31,
                               1998        1997        1996        1995
-------------------------------------------------------------
Net Expenses                   .74%        .87%        .95%        .97%

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Equity Managers Trust and
Owners of Beneficial Interest of Neuberger Berman Genesis Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Genesis Portfolio, one of the series constituting Equity Managers Trust (the "Trust"), as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Genesis Portfolio of Equity Managers Trust at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 1, 1999

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700 or 212-476-8800
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

-C- 1999 Neuberger Berman Management Inc.

OFFICERS AND TRUSTEES

Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

                                 Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.




                       NEUBERGER BERMAN

                                   NEUBERGER BERMAN MANAGEMENT INC.
                                   605 Third Avenue 2nd Floor
                                   New York, NY 10158-0180

                                   SHAREHOLDER SERVICES
                                   800.877.9700

                                   INSTITUTIONAL SERVICES
                                   800.366.6264

                                   www.nbfunds.com



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